Exhibit (4)(b)
                                                                  DRAFT 6/5/96

                  GENERAL MORTGAGE INDENTURE AND DEED OF TRUST, dated as of June 1, 1996, between OHIO EDISON COMPANY, a corporation of the State of Ohio, the post office address of which is 76 South Main Street, Akron, Ohio 44308, and THE BANK OF NEW YORK, a corporation organized and existing under the laws of the State of New York, the post office address of which is 101 Barclay Street, New York, New York 10286, as Trustee;

                                   WITNESSETH:

                  WHEREAS, all capitalized terms used in this Indenture have the respective meanings set forth in Article One; and

                  WHEREAS, the Company deems it necessary to borrow and, pursuant to this Indenture, to issue Bonds for its corporate purposes from time to time, and to mortgage and pledge the property hereinafter described to secure payment of the Bonds; and

                  WHEREAS, all acts and things have been done and performed which are necessary to make this Indenture, when duly executed and delivered, a valid and binding mortgage and deed of trust for the security of all Bonds duly issued hereunder and Outstanding from time to time; and the execution and delivery of this Indenture have been in all respects duly authorized.

                  NOW, THEREFORE, to secure the payment of the principal of, premium, if any, and interest, if any, on all Bonds issued and Outstanding under this Indenture when payable in accordance with the provisions thereof and hereof, and to secure the performance by the Company of, and its compliance with, the covenants and conditions of this Indenture, and in consideration of the premises and of One Dollar paid to the Company by the Trustee, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to The Bank of New York, as Trustee, and grants to the Trustee a security interest in, the following:

                              GRANTING CLAUSE FIRST

                  All right, title and interest of the Company in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Primary Purposes of the Company's Business (whether or not such use is the sole use of such property), including without limitation (a) all land and interests in land subject to the Lien of and referenced in the 1930 Mortgage and in supplements thereto, which land and interests in land are described in Exhibit A to this
         Indenture, except land and interests in land which have been specifically released from such Lien from time to time; (b) all other lands, easements, servitudes and other rights and interests in or relating to real property or the occupancy or use of the same; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the transmission or distribution of electric energy; (f) all buildings, offices, warehouses and other structures; and (g) all pipes, cables, insulators, ducts, tools, equipment, apparatus and facilities and all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Primary Purposes of the Company's Business;

                             GRANTING CLAUSE SECOND

                  Subject to the applicable exceptions permitted by Section 8.10, Section 13.03 and Section 13.05, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Indenture shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Indenture;

                              GRANTING CLAUSE THIRD

                  Any Excepted Property, and any other property of the Company, real, personal or mixed, not described in Granting Clause First or Granting Clause Second, which may, from time to time after the date of the execution and delivery of this Indenture, by delivery or by one or more indentures supplemental hereto, be subjected to the Lien hereof by the Company or by anyone in its behalf, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien hereof of any Excepted Property or other property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and


                             GRANTING CLAUSE FOURTH

                  All other property of whatever kind and nature subjected or intended to be subjected to the Lien of this Indenture by any of the terms and provisions hereof;

                                EXCEPTED PROPERTY

                  Expressly excepting and excluding, however, from the Lien and operation of this Indenture the following property of the Company, whether now owned or hereafter acquired (the "Excepted Property"):

                           (a) all cash on hand, in banks or in other  financial
                  institutions with which the Company maintains deposits, shares of stock, bonds, notes, evidences of indebtedness and other securities not hereafter paid or delivered to, deposited with, or held by, the Trustee hereunder or required so to be;

                           (b) all  contracts,  leases and other  agreements  of
                  whatsoever kind and nature (including pole attachment agreements and joint pole agreements), contract rights, bills, notes and other instruments, accounts receivable, claims, credits, demands, judgments, choses in action, patents, patent licenses and other patent rights, patent applications, trade names, trademarks and other general intangibles;

                           (c) all permits, licenses, franchises (including municipal franchises and other rights to use public ways) and rights (however characterized) granted by any governmental entity with respect to air, water or other types of pollution or pollution credits;

                           (d) all motor vehicles,  automobiles,  buses, trucks,
                  truck cranes, tractors, trailers and similar vehicles, movable equipment, all rolling stock, railcars, containers and other railroad equipment, all vessels, boats, barges and other marine equipment, all airplanes, airplane engines and flight equipment, and all components, spare parts, accessories, supplies and fuel used or to be used in connection with any of the foregoing;

                           (e) all goods, wares, merchandise,  equipment,  spare
                  parts and tools held for sale or lease in the ordinary course of business or for use or consumption in, or in the operation of, any properties of, or for the benefit of, the Company, or held in advance of use thereof for maintenance, replacement or fixed capital purposes; all fuel, materials and supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in or in connection with the Primary Purposes of the Company's Business; all nuclear fuel, whether or not in a form consumable in the operation of the business of the Company, including separate assemblies of nuclear fuel and components thereof in the forms in which such assemblies and components exist at each stage of the nuclear fuel cycle (that is, the process, whether physical or chemical, by which the component parts of nuclear fuel are processed, enriched, designed or fabricated into assemblies, which, when loaded into a nuclear reactor, are intended to produce heat through the fission or any other process and thereafter are utilized, disengaged, cooled, stored or reprocessed);

                           (f) all office  furniture and office  equipment;  all
                  satellites and other equipment and materials used or to be used in outer space; all business machines; all communications equipment (including telephone equipment); all computer equipment; all record production, storage and retrieval equipment; and all components, spare parts, accessories, programs (other than computer software) and supplies used or to be used in connection with any of the foregoing;

                           (g) all crops,  timber,  sand, gravel,  rocks, earth,
                  natural gas, coal, ore, uranium, gas, oil and other minerals harvested, mined or extracted or otherwise separated from the land, or lying or being upon, within or under any properties of the Company, including the Mortgaged Property, all mineral rights, leases and royalties and income therefrom, and all rights to explore for minerals, and gas or oil wells or any lease or real estate acquired for the purpose of obtaining gas or oil rights;

                           (h) all electric energy,  gas, steam,  water, ice and
                  other products generated, manufactured, produced, provided or purchased by the Company for sale, transmission or distribution or used or to be used by the Company;

                           (i)      all leasehold interests and leasehold
                  improvements;

                           (j) all property, real, personal and mixed, which is:

                                    (A)     not specifically subjected
                           or required to be subjected to the Lien of this Indenture by any express provision hereof; and

                                    (B)     not  used or to be used in
                           or in connection with the Primary Purposes of the Company's Business;

                           (k)      the Company's franchise to be a corporation;
                  and

                           (l)      all books and records;

it being understood that the Company may, however, pursuant to Granting Clause Third, subject to the Lien of this Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property.

                  TO HAVE AND TO HOLD all such properties, rights and interests in property granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed or in which a security interest has been granted by the Company in this Indenture or intended or agreed to be so granted, together with all the appurtenances thereto, unto the Trustee and its successors and assigns forever.

                  SUBJECT, HOWEVER, to Permitted Liens and to Liens which have been granted by the Company to other Persons prior to the date of the execution and delivery of this Indenture (including, but not limited to, the Lien of the 1930 Mortgage), and subject also, as to any property hereafter acquired by the Company, to vendors' Liens, purchase money mortgages and other Liens thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class "A" Mortgage), it being understood that with respect to any of such property which is now or hereafter becomes subject to the Lien of any Class "A" Mortgage, the Lien of this Indenture shall at all times be junior and subordinate to the Lien of such Class "A" Mortgage;

                  BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of all present and future Holders of the Bonds, and to secure the payment of the principal of, premium, if any, and interest, if any, on the Bonds issued and Outstanding under this Indenture when payable in accordance with the provisions thereof and hereof, and to secure the performance by the Company, of, and its compliance with, the covenants and conditions of this Indenture without any preference, priority or distinction of any one Bond over any other Bond by reason of priority in the time of issue or negotiation thereof or otherwise;

                  PROVIDED, HOWEVER, and these presents are made upon the condition, that if the Company shall pay or cause to be paid the principal of, premium, if any, and interest, if any, on the Bonds at the times and in the manner therein and herein provided, or shall provide, in the manner permitted hereby, for the payment thereof, and if the Company shall also pay or cause to be paid all other sums payable hereunder by it and perform all of the covenants and comply with all of the conditions of this Indenture, then this Indenture and the estate and rights hereby granted shall cease, terminate and be void; and

                  IT IS HEREBY COVENANTED AND AGREED, by and between the Company and the Trustee, that all Bonds are to be authenticated, delivered and issued, and that all Mortgaged Property is to be held, subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of all Holders of the Bonds, as follows:

                              ARTICLE ONE

        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  Section 1.01.   General Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all terms used herein (and which are not specifically defined herein) which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all terms used herein (and which are not specifically defined herein) which are defined in the Uniform Commercial Code (as in effect in the relevant jurisdiction) have the meanings assigned to them therein;

                  (d)     the word "or" is not exclusive;

                  (e) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles; and

                  (f) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder of a Bond, has the meaning specified in Section 1.07(a).

                  "Adjusted Net Earnings" means the amount calculated in accordance with Section 1.03(a); provided, however, that if any of the property of the Company owned by it at the time of the making of any Net Earnings Certificate (a) shall have been acquired during or after any period for which Adjusted Net Earnings of the Company are to be computed, (b) shall not have been acquired in exchange or substitution for property the net earnings of which have been included in the Adjusted Net Earnings of the Company, and (c) had been operated as a separate unit and items of revenue and expense attributable thereto are readily ascertainable, then the net earnings of such property (computed in the manner provided for the computation of the Adjusted Net Earnings of the Company) during such period or such part of such period as shall have preceded the acquisition thereof, to the extent that the same have not otherwise been included in the Adjusted Net Earnings of the Company, shall be so included.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; "Affiliated" has a meaning correlative to the foregoing. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Annual Interest Requirements" means the amount calculated in accordance with Section 1.03(b).

                  "Appraiser" means a Person engaged in the business of appraising property or competent to determine the Fair Value or fair market value of the particular property in question, and who or which, unless required to be Independent, may be employed by or Affiliated with the Company.

                  "Appraiser's Certificate" means a certificate signed by an Appraiser; any Appraiser's Certificate which is relied upon by an Independent Engineer, for purposes of an Independent Engineer's Certificate, shall be signed by an Independent Appraiser.

                  "Authenticating Agent" means any Person (which may include the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Bonds.

                  "Authorized Executive Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (whether or not his or her title includes a modifier such as "Executive", "Senior" or the like), the Treasurer, the Secretary or any other officer of the Company designated in an Officer's Certificate delivered to the Trustee to be an Authorized Executive Officer.

                  "Authorized Publication" means a newspaper or financial journal of general circulation, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of similar import. In the event that successive weekly publications in an Authorized Publication are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Publications. In case, by reason of the suspension of publication of any Authorized Publication, or by reason of any other cause, it shall be impractical without extraordinary expense to make publication of any notice in an Authorized Publication as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Publication.

                  "Authorized Purposes" means the authentication and delivery of Bonds, the release of property or the withdrawal of cash under any of the provisions of this Indenture.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

                  "Board Resolution" means a copy of a resolution certified by the Corporate Secretary (or Secretary) or an Assistant Corporate Secretary (or Assistant Secretary) of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Bonded" has the meaning specified in Section 1.02(a).

                  "Bond Register" and "Bond Registrar" have the respective meanings specified in Section 3.05(a).

                  "Bonds" means any bonds authenticated and delivered under this Indenture.

                  "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Bonds or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 3.01.

                  "Class "A" Bonds" means bonds or other obligations now or hereafter issued and Outstanding under the 1930 Mortgage or any other Class "A" Mortgage.

                  "Class "A" Mortgage" means, collectively, the 1930 Mortgage and each other mortgage or deed of trust or similar indenture entered into by any corporation that is subsequently merged into or consolidated with the Company and hereafter designated an additional Class "A" Mortgage in an indenture supplemental hereto executed and delivered in accordance with Section 7.06.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust

Indenture Act, then the body (if any) performing such duties at such time.

                  "Company" means Ohio Edison Company, a corporation of the State of Ohio, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Order" or "Company Request" means a written order or request signed in the name of the Company by an Authorized Executive Officer and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, New York, New York 10286 Attention: Corporate Trust Administration.

                  "Cost" with respect to Property Additions has the meaning specified in Section 1.04(c).

                  "Customary Exceptions" means, with respect to any Opinion of Counsel required to be delivered hereunder, such exceptions to opinions as are customarily expressed in opinions of counsel rendered in connection with similar transactions at the time such Opinion of Counsel is to be delivered and, in any event, shall include exceptions based upon limitations imposed by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting mortgagees' and other creditors' rights, (b) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (c) laws affecting remedies for the enforcement of security interests.

                  "Defaulted Interest" has the meaning specified in Section 3.07(b).

                  "Discount Bond" means any Bond which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "Eligible Obligations" means:

                  (a)      with  respect  to  Bonds   denominated   in  Dollars,
         Government Obligations; or

                  (b) with respect to Bonds denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Bonds, as contemplated by Section 3.01.

                  "Engineer" means a Person engaged in the engineering profession or otherwise qualified to pass on engineering matters (including, without limitation, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) or a Person engaged in the business of appraising property or otherwise competent to determine the value of the particular property in question, who, in each case, unless required to be Independent, may be employed by or Affiliated with the Company.

                  "Engineer's Certificate" means a certificate signed by an Authorized Executive Officer and by an Engineer; provided, however, that, in connection with the release of any property from the Lien of this Indenture, the Engineer's Certificate as to the Fair Value of such property, and as to the nonimpairment by reason of such release of the security of this Indenture in contravention of the provisions hereof, shall be made by an Independent Engineer if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Indenture, is ten percent (10%) or more of the sum of (a) the principal amount of the Bonds at the time Outstanding, and (b) the principal amount of the Class "A" Bonds at the time Outstanding other than Pledged Bonds; but such a certificate of an Independent Engineer shall not be required in the case of any release of property, if the Fair Value thereof as set forth in the certificates required by this Indenture is less than Twenty- five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of (i) the principal amount of the Bonds at the time Outstanding, and (ii) the principal amount of the Class "A" Bonds at the time Outstanding other than Pledged Bonds.

                  "Event of Default" has the meaning specified in Section 10.01.

                  "Excepted Property" has the meaning specified in the "Excepted Property" clause set forth above.

                  "Fair Value" when applied to property means its value as determined without deduction for any Prior Liens upon such property and without deduction to reflect that such property may be of value only to the Company or another operator of the Mortgaged Property as a whole, which value may be determined without physical inspection by use of accounting and engineering records and other data maintained by, or available to, the Company.

                  "Funded Cash" has the meaning specified in Section 1.02(b).

                  "Generally Accepted Accounting Principles" means, with respect to any computation required or permitted under this Indenture, such accounting principles as are generally accepted in the United States at the date of such computation or, at the option of the Company from time to time, at the date of the execution and delivery of this Indenture or any Class "A" Mortgage which then remains in effect; provided, however, that in determining generally accepted accounting principles applicable to the Company for purposes of making any computation required or permitted hereunder, the Company may, but shall not be required to, reflect any accounting pronouncement, order, rule or regulation of any accounting standard setting body, administrative agency, regulatory authority or other governmental body having jurisdiction over the Company.

                  "Governmental Authority" means the government of the United States or any state or territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

                  "Government Obligations" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, and which are entitled to the benefit of the full faith and credit thereof; and

                  (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company subject to federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

                  "Holder" means a Person in whose name a Bond is registered in the Bond Register.

                  "Indenture" means this instrument as originally executed, and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including the terms of particular series of Bonds established as contemplated by
Section 3.01.

                  "Independent", when applied to any Person, means such a Person who (a) does not have any direct material financial interest in the Company or in any other obligor upon the Bonds or in any Affiliate of the Company or of such other obligor, (b) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any Person performing similar functions, and (c) who is selected by an Authorized Officer of the Company.

                  "Independent   Engineer's  Certificate"  means  a  certificate
signed by an Independent Engineer.

                  "Interest Payment Date", when used with respect to any Bond, means the Stated Maturity of an installment of interest on such Bond.

                  "Investment Securities" means any of the following obligations or securities on which neither the Company nor an Affiliate thereof is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in national or state banks (which may include the Trustee or any Paying Agent) having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000), or savings and loan associations having total assets of not less than Forty Million Dollars ($40,000,000); (c) bankers' acceptances drawn on and accepted by commercial banks (which may include the Trustee or any Paying Agent) having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000); (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any state or territory of the United States of America or the District of Columbia, or any political subdivision of any of the foregoing, which are rated in any of the three highest rating categories (without regard to modifiers) by a nationally recognized statistical rating organization; (e) bonds or other obligations of any agency or instrumentality of the United States of America; (f) commercial or finance company paper which is rated in any of the two highest rating categories (without regard to modifiers) by a nationally recognized statistical rating organization; (g) corporate debt securities rated in any of the three highest rating categories (without regard to modifiers) by a nationally recognized statistical rating organization; (h) repurchase agreements with banking or financial institutions having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000) (which may include the Trustee or any Paying Agent) with respect to any of the foregoing obligations or securities; (i) securities issued by any regulated investment company (including any investment company for which the Trustee is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations that are bonds, notes, certificates of indebtedness, treasury bills or other securities now or hereafter issued, which are guaranteed as to principal and interest by the full faith and credit of the United States of America, which portfolio may include repurchase agreements which are fully collateralized by any of the foregoing obligations; and (j) any other obligations or securities which may lawfully and prudently be purchased by the Trustee.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right or lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction, and any uninsured defect or irregularity in record title.

                  "Matured Event of Default", when used with respect to any Class "A" Mortgage, means the occurrence of any default or any other event under such Class "A" Mortgage, and the expiration of the applicable grace period, if any, specified in such Class "A" Mortgage, if the effect of such default or other event is to accelerate, or to permit the acceleration of, the maturity of any amount due under such Class "A" Mortgage.

                  "Maturity", when used with respect to any Bond, means the date on which the principal of such Bond or an installment of principal becomes due and payable as provided in such Bond or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

                  "Mortgaged Property" means as of any particular time all property which at said time is subject, or is intended by the terms of this Indenture to be subject, to the Lien of this Indenture.

                  "Net  Earnings  Certificate"  has  the  meaning  specified  in
Section 1.03.

                  "1930 Mortgage" means the Indenture dated August 1, 1930 from the Company to Bankers Trust Company, as from time to time amended and supplemented

                  "Officer's Certificate" means a certificate signed by an Authorized Executive Officer.

                  "Opinion of Counsel" means a written opinion of counsel, who may be employed by or Affiliated with the Company or be counsel to the Company.

                  "Outstanding", when used:

                  (a) with respect to Bonds, means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

                           (i) Bonds theretofore paid, retired, redeemed, discharged or canceled, or delivered to the Trustee for cancellation;

                           (ii) Bonds deemed to have been paid in accordance with Section 9.01;

                           (iii) Bonds deposited with or held in pledge by the Trustee under any of the provisions of this Indenture, including any so held under any sinking, improvement, maintenance, replacement or analogous fund; and

                           (iv)   Bonds which have been paid pursuant to Section
                  3.06 or in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Company;

         provided, however, that in determining whether or not the Holders of the requisite principal amount of the Bonds Outstanding under this Indenture, or the Outstanding Bonds of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Bonds:

                           (x) Bonds owned by the Company or any other obligor upon the Bonds or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Bonds Outstanding under this Indenture, or all Outstanding Bonds of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Bonds which the Trustee knows to be so owned shall be so disregarded; provided, however, that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Bonds and that the pledgee is not the Company or any other obligor upon the Bonds or any Affiliate of the Company or of such other obligor; and

                           (y)    the  principal  amount of a Discount Bond that
                  shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a); and

                  (b) with respect to Class "A" Bonds, has the meaning specified in the related Class "A" Mortgage; provided, however, that in determining whether the Pledged Bonds constitute a majority in aggregate principal amount of the Class "A" Bonds Outstanding under a Class "A" Mortgage for purposes of Section 7.05(b), Class "A" Bonds issued after the date of this Indenture (other than Pledged Bonds or Class "A" Bonds issued to replace any mutilated, lost, destroyed or stolen Class "A" Bonds issued prior to the date of this Indenture or to effect exchanges and transfers of Class "A" Bonds issued prior to the date of this Indenture) shall be disregarded and deemed not to be Outstanding.

                  "Paying Agent" means any Person, including the Company or an Affiliate of the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Bonds on behalf of the Company.

                  "Periodic Offering" means an offering of Bonds of a series from time to time any or all of the specific terms of which Bonds, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents at or about the time of the issuance of such Bonds.

                  "Permitted Liens" means, at any time, any of the following:

                  (a)      the  Lien  of  this   Indenture  and  all  Liens  and
         encumbrances junior thereto;

                  (b) Liens for taxes, assessments and other governmental charges or requirements not delinquent or which are currently being contested in good faith by appropriate proceedings;

                  (c) mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' Liens, Liens or privileges of any employees of the Company for salary or wages earned, but not yet payable, and other Liens, including without limitation Liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

                  (d) any attachment, judgment and other similar Lien arising in connection with court proceedings (i) in an amount not in excess of the greater of Five Million Dollars ($5,000,000) or three percent (3%) of the principal amount of the sum of (x) the principal amount of Bonds Outstanding at the time such attachment, judgment or Lien arises, and (y) the principal amount of the Class "A" Bonds Outstanding at the time such attachment, judgment or Lien arises, other than Pledged Bonds, or (ii) with respect to which the Company shall (A) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding, or (B) have the right to prosecute an appeal or other proceeding for review;

                  (e) easements, leases, reservations or other rights of others in, on or over, and laws, regulations and restrictions affecting, and defects and irregularities in record title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects and irregularities do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

                  (f)      any  defects  or   irregularities  in  title  to  any
         rights-of-way or to any real estate used or to be used primarily for right-of-way purposes or held under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of-way a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purpose for which the Company acquired the same, (ii) the Company has power under eminent domain, or similar statutes, to remove such defects or irregularities, or (iii) such defects or irregularities may be otherwise remedied without undue effort or expense;

                  (g) Liens securing indebtedness neither created, assumed nor guaranteed by the Company, nor on account of which it customarily pays interest, upon property of the Company, existing at the date of the execution and delivery of this Indenture, or, as to property hereafter acquired, at the time of the acquisition thereof by the Company;

                  (h) leases existing at the date of the execution and delivery of this Indenture affecting property owned by the Company at said date and renewals and extensions thereof and leases for a term of not more than fifteen (15) years (including extensions or renewals at the option of the tenant) affecting property acquired by the Company after said date;

                  (i) any Lien vested in any lessor, licensor or permitter for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits, so long as the payment of such rent or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

                  (j) any controls, restrictions, obligations, duties or other burdens imposed by any federal, state, municipal or other law, or by any rule, regulation or order of any Governmental Authority, upon any property of the Company or the operation or use thereof or upon the Company with respect to any of its property or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in any Governmental Authority to impose any such controls, restrictions, obligations, duties or other burdens;

                  (k) Liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities of the Company in connection with the issuance of pollution control revenue bonds, in connection with financing the cost of, or the construction or acquisition of, such facilities;

                  (l) any right which any Governmental Authority may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of or order the sale of, any property of the Company upon payment of cash or reasonable compensation therefor or to terminate any franchise, license or other rights or to regulate the property and business of the Company;

                  (m) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

                  (n) party-wall agreements and agreements for and obligations relating to the joint or common use of property owned solely by the Company or owned by the Company in common or jointly with one or more parties;

                  (o) Liens securing indebtedness incurred by a Person, other than the Company, which indebtedness has been neither assumed nor guaranteed by the Company nor on which it customarily pays interest, existing on property which the Company owns jointly or in common with such Person or such Person and others, if there is a bar against partition of such property, which would preclude the sale of such property by such other Person or the holder of such Lien without the consent of the Company;

                  (p) Liens in favor of a government or governmental entity securing (i) payments pursuant to a statute (other than taxes and assessments), or (ii) indebtedness incurred to finance all or part of the purchase price or Cost of construction of the property subject to such Lien;

                  (q) any other Liens or encumbrances of whatever nature or kind which do not, individually or in the aggregate, materially impair the Lien of this Indenture or the security afforded thereby for the benefit of the Bondholders, as evidenced by an Opinion of Counsel to such effect;

                  (r)      any trustee's Lien hereunder; and

                  (s)      Prepaid Liens.

                  "Person"  means  any  individual,  corporation,   association,
partnership,   joint  venture,  trust  or  unincorporated  organization  or  any
Governmental Authority.

                  "Place of Payment" when used with respect to the Bonds of any series, or any Tranche thereof, means the place or places, specified as contemplated by Section 3.01, at which, subject to Section 6.02, principal of and premium, if any, and interest, if any, on the Bonds of such series or Tranche are payable upon presentation.

                  "Pledged Bonds" means Class "A" Bonds issued and delivered to, and held by, the Trustee hereunder.

                  "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Bond shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Bond.

                  "Prepaid Lien" means any Lien securing indebtedness for the payment of which money in the necessary amount (taking into consideration the amount of income reasonably projected to be earned on such amount) shall have been irrevocably deposited in trust with the trustee or other holder of such Lien; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the mortgage or other instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder.

                  "Primary  Purposes  of  the  Company's   Business"  means  the
generation, production, transmission or distribution of electric energy.

                  "Prior Lien" means each Class "A" Mortgage and any other mortgage, lien, charge, encumbrance, security interest on or in, or pledge of, any Mortgaged Property existing both at and immediately prior to the time of the acquisition by the Company of such Mortgaged Property, or created as a purchase money mortgage on such Mortgaged Property at the time of, or in connection with, its acquisition by the Company, in each case ranking prior to or on a parity with the Lien of this Indenture.

                  "Property Additions" has the meaning specified in Section 1.04(a).

                  "Redemption Date", when used with respect to any Bond to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Bond to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Bonds of any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Required Currency" has the meaning specified in Section 3.11.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Retired Bonds" means any Bonds authenticated and delivered under this Indenture which (a) no longer remain Outstanding by reason of the applicability of subclause (i) or (ii) of clause (a) in the definition of "Outstanding", (b) have not been made the basis under any of the provisions of the Indenture of one or more Authorized Purposes, and (c) have not been, and are not to be, paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash.

                  "Special Record Date" for the payment of any Defaulted Interest on the Bonds of any series means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Interest Rate" means a rate more than zero at which an obligation by its terms is stated to bear simple interest, which rate may be a variable rate. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Bond shall be made without regard to the effective interest cost to the Company of such Bond and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other obligation for which such Bond is pledged or otherwise delivered as security.

                  "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal (whether as a result of scheduled amortization or otherwise) or interest is due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

                  "Successor Corporation" has the meaning set forth in Section 13.01(b).

                  "Tranche" means those Bonds of a series which, as among themselves, have identical terms and the same original date of issuance but which, as to other Bonds of the same series, differ as to one or more terms or have a different original date of issuance.

                  "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in force at such time.

                  "Trustee" means The Bank of New York, a corporation organized and existing under the laws of the State of New York, until a successor Trustee shall have become such with respect to one or more series of Bonds pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Bonds of any series shall mean the Trustee with respect to Bonds of that series.

                  "Unbonded" as applied to Bonds (including Retired Bonds), Class "A" Bonds or Property Additions means that such Bonds, Class "A" Bonds or Property Additions are not Bonded.

                  "United  States"  means  the  United  States of  America,  its
territories,   its   possessions  and  other  areas  subject  to  its  political jurisdiction.


                  Section 1.02.   Bonded; Funded Cash.

                  (a) "Bonded" as applied to Bonds (including Retired Bonds), Class "A" Bonds or Property Additions means that such Bonds, Class "A" Bonds or Property Additions are within one or more of the following classes:

                           (i) the aggregate amount of Property Additions which have been used as a basis for the authentication and delivery of Bonds pursuant to Section 4.03 or the withdrawal of cash pursuant to Section 4.05(c) or Section 8.06(a)(i);

                           (ii) Bonds which have been used as a basis for the authentication and delivery of Bonds pursuant to Section 4.04 or the withdrawal of cash pursuant to Section 4.05(c) or
                  Section 8.06(a)(ii), and Bonds paid, purchased or redeemed with money used or applied by the Trustee pursuant to Section 8.06(a)(v);

                           (iii) Bonds, Class "A" Bonds and Property Additions which have been used as the basis of the release of property from the Lien of this Indenture;

                           (iv)   Bonds,  Class "A" Bonds and Property Additions
                  which have been allocated or used as a basis for any credit against the requirements of any sinking, improvement, maintenance, replacement or analogous fund for any series or Tranche of Bonds; provided, however, that any such Bonds, Class "A" Bonds or Property Additions so allocated or used shall be reinstated as Unbonded when all of the Bonds of the series or Tranche of Bonds in connection with such fund was established are retired;

                           (v) Class "A" Bonds which (x) have been used as a basis for the authentication and delivery of Bonds pursuant to
                  Section 4.02 or (y) can not currently be used as a basis for the issuance of Class "A" Bonds under a Class "A" Mortgage; and

                           (vi) the aggregate amount of Property Additions designated in an Engineer's Certificate delivered to the Trustee pursuant to clause (iii) of Section 7.07(a) to be deemed to have been made the basis of the authentication and delivery of Bonds then Outstanding.

                  (b)      "Funded Cash" means:

                           (i) cash, held by the Trustee hereunder, to the extent that it represents the proceeds of insurance on, or cash deposited in connection with the release of, property, or the proceeds of the release of obligations secured by a purchase money mortgage which obligations have been delivered to the Trustee pursuant to Article Eight and used as a credit in any application for the release of property hereunder, or the proceeds of payment to the Trustee on account of the principal of obligations secured by a purchase money mortgage which obligations have been delivered to it pursuant to Article Eight and used as a credit in any application for the release of property hereunder, all subject, however, to the provisions of Section 8.06(c);

                           (ii)   any  cash  deposited  with the  Trustee  under
                  Section 4.05; and

                           (iii) any cash received by the Trustee from the payment of the principal of Pledged Bonds.

                  Section 1.03. Net Earnings Certificate; Adjusted Net Earnings; Annual Interest Requirements.

                  A "Net Earnings Certificate" means a certificate signed by an Authorized Executive Officer and an accountant (who may be employed by or Affiliated with the Company), stating:

                  (a) the "Adjusted Net Earnings" of the Company for a period of twelve (12) consecutive calendar months within the eighteen
         (18) calendar months immediately preceding the first day of the month in which the Company Order requesting the authentication and delivery under this Indenture of Bonds is delivered to the Trustee, specifying:

                           (i) its operating revenues (which may include revenues of the Company subject when collected or accrued to possible refund at a future date);

                           (ii) its operating expenses, excluding (A) expenses for taxes on income or profits and other taxes measured by, or dependent on, net income, (B) provisions for reserves for renewals, replacements, depreciation, depletion or retirement of property (or any expenditures therefor), or provisions for amortization of property, (C) expenses or provisions for
                  interest  on  any   indebtedness  of  the  Company,   for  the
                  amortization of debt discount, premium, expense or loss on reacquired debt, for any maintenance and replacement, improvement or sinking fund or other device for the retirement of any indebtedness, or for other amortization, (D) expenses or provisions for any non-recurring charge to income or to retained earnings of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded as a non-recurring charge in the Company's books of account, and (E) provisions for any refund of revenues previously collected or accrued by the Company subject to possible refund;

                           (iii) the amount remaining after deducting the amount required to be stated in such certificate by clause
                  (ii) above from the amount required to be stated therein by clause (i) above;

                           (iv) its other income, net of related expenses (excluding expenses or provisions for any non-recurring charge to the income of retained earnings of the entity which is the source of such other income of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non- recoverability of assets or expense), whether or not recorded and a non-recurring charge in such entity's books of account), which other income may include any portion of the allowance for funds used during construction and other deferred costs (or any analogous amounts) which is not included in "other income" (or any analogous item) in the Company's books of account; and

                           (v) the Adjusted Net Earnings of the Company for such period of twelve (12) consecutive calendar months (being the sum of the amounts required to be stated in such certificate by clauses (iii) and (iv) above); and

                  (b)      the  "Annual   Interest   Requirements",   being  the
         interest requirements for one year, at the respective Stated Interest Rates, if any, borne prior to Maturity, upon:

                           (i) all Bonds Outstanding hereunder at the date of such certificate, except any for the payment or redemption of which the Bonds applied for are to be issued; provided, however, that, if Outstanding Bonds of any series bear interest at a variable rate or rates, then the interest requirement on the Bonds of such series shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate;

                           (ii) all Bonds then applied for in pending applications for the original issuance of Bonds, including the application in connection with which such certificate is made; provided, however, that if Bonds of any series are to bear interest at a variable rate or rates, then the interest requirement on the Bonds of such series shall be determined by reference to the rate or rates to be in effect at the time of the initial authentication and delivery of such Bonds; and provided, further, that the determination of the interest requirement on Bonds of a series subject to a Periodic Offering shall be further subject to the provisions of clause
                  (iv) of Section 4.01(a);

                           (iii)  all Class "A" Bonds  Outstanding  under  Class
                  "A" Mortgages at the date of such certificate, except any Pledged Bonds and except any for the payment or redemption of which the Bonds applied for are to be issued; provided, however, that, if the Outstanding Class "A" Bonds of any series bear interest at a variable rate or rates, then the interest requirement on the Class "A" Bonds of such series shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate; and

                           (iv)   the principal amount of all other indebtedness
                  (except (A) Pledged Bonds, (B) indebtedness of the Company the repayment of which supports or is supported by other indebtedness included in Annual Interest Requirements pursuant to one of the other clauses of this definition, (C) indebtedness for the payment of which the Bonds applied for are to be issued, and (D) indebtedness secured by a Prepaid Lien prior to the Lien of this Indenture upon property subject to the Lien of this Indenture), outstanding on the date of such certificate and secured by a Lien on a parity with or prior to the Lien of this Indenture upon property subject to the Lien of this Indenture, if such indebtedness has been issued, assumed or guaranteed by the Company or if the Company customarily pays the interest upon the principal thereof; provided, however, that if any such indebtedness bears interest at a variable rate or rates, then the interest requirement on such indebtedness shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate.

                  In any case where a Net Earnings Certificate is required as a condition precedent to the authentication and delivery of Bonds, such certificate shall be accompanied by a certificate signed by an Independent public accountant if the aggregate principal amount of Bonds then applied for plus the aggregate principal amount of Bonds authenticated and delivered hereunder since the commencement of the then current calendar year (other than those with respect to which a Net Earnings Certificate is not required, or with respect to which a Net Earnings Certificate accompanied by a certificate signed by an Independent public accountant has previously been furnished to the Trustee) is ten percent (10%) or more of the sum of (a) the principal amount of the Bonds at the time Outstanding, and (b) the principal amount of the Class "A" Bonds at the time Outstanding other than Pledged Bonds, which certificate shall provide that such Independent public accountant has reviewed the Net Earnings Certificate and that such Independent public accountant has no knowledge that any statements in such Net Earnings Certificate are not true; but no such certificate need be signed by an Independent public accountant, as to dates or periods not covered by annual reports required to be filed by the Company, with respect to conditions precedent which depend upon a state of facts as of a date or dates or for a period or periods different from that required to be covered by such annual reports.


                  Section 1.04.   Property Additions; Cost.

                  (a) "Property Additions" means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is subject to the Lien of this Indenture. Property
         Additions:

                           (i) need not consist of a specific or completed development, plant, betterment, addition, extension, improvement or enlargement, but may include construction work in progress and property in the process of purchase insofar as the Company shall have acquired legal title to such property, and may include the following:

                                    (A)   fractional    and   other    undivided
                           interests of the Company in property owned jointly or in common with other Persons, whether or not there are with respect to such property, other agreements or obligations on the part of the Company, if there is a bar against partition of such property which would preclude the sale of such property by any or all of such other Persons or the holder or holders of any Lien or Liens on the interest of any of such other Persons in such property, without the consent of the Company;

                                    (B)   engineering,  economic, environmental,
                           financial, geological and legal or other surveys, data processing equipment and software, preliminary to or associated with the acquisition or construction of property included or intended to be included in the Mortgaged Property, provided that any such property is not Excepted Property or, if it is Excepted Property, such property has been subjected to the Lien and operation of this Indenture as provided in Granting Clause Third;

                                    (C)   paving, grading and other improvements
                           to, under or upon highways, bridges, parks or other public property of analogous character required for or in connection with the installation or repair of overhead, surface or underground facilities and paid for and used or to be used by the Company, notwithstanding that the Company may not hold legal title thereto;

                                    (D)   property  located  over,  on or  under
                           property owned by other Persons, including governmental or municipal agencies, bodies or subdivisions, under permits, licenses, easements, franchises and other similar privileges, if the Company shall have the right to remove the same;

                                    (E)   intangible   property  (including  any
                           acquisition premium paid in connection with the acquisition of any property), regardless of whether the Cost thereof is permitted to be recorded in the plant account of the Company or is permitted to be recovered by the Company through the rates that it charges its customers; and

                           (ii)   may   include   renewals,   replacements   and
                  substitution of property not excluded from the definition of "Property Additions"; but

                           (iii)  shall not include:

                                    (A)   Excepted Property (other than Excepted
                           Property which has been subjected to the Lien and operation of this Indenture as provided in Granting Clause Third); or

                                    (B)   any property  the cost of  acquisition
                           or construction of which is properly chargeable to an operating expense account of the Company.

                  (b) When any Property Additions are certified to the Trustee as the basis of any Authorized Purpose (except as otherwise provided in Section 8.06):

                           (i) there shall be deducted from the Cost or Fair Value thereof to the Company, as the case may be (as of the date so certified), an amount (which amount shall not be less than zero) equal to the Cost (or as to Property Additions of which the Fair Value to the Company at the time the same became Property Additions was less than the Cost as determined pursuant to subsection (c) of this Section, then such Fair Value in lieu of Cost) of all Property Additions retired on and after the date of this Indenture (other than the Property Additions, if any, in connection with the application for release of which such certificate is filed), minus the aggregate Cost of all Property Additions acquired or constructed by the Company which are included in the Mortgaged Property after the date of this Indenture; and

                           (ii)   there may,  at the option of the  Company,  be
                  added to the Cost of Property Additions acquired or constructed by the Company which are included in the Mortgaged Property after the date of this Indenture, the sum of:

                                    (A)   the    principal    amount    of   any
                           obligations secured by a purchase money mortgage and any cash (other than proceeds of such purchase money obligations), not already included in such Cost, received by the Trustee representing the proceeds of insurance on, or of the release or other disposition of, Property Additions retired; and

                                    (B)   the  principal  amount  of any Bond or
                           Bonds, or portion of such principal amount, not already included in such Cost, the right to the authentication and delivery of which under the provisions of Section 4.04 and subclause (B) of clause (iii) of Section 8.05(a) shall at any time theretofore have been waived as the basis of the release of Property Additions retired.

                  (c) The term "Cost" with respect to Property Additions made the basis for one or more Authorized Purposes shall mean the sum of (i) any cash or its equivalent forming a part of such Cost, plus all costs and allowances for funds used during the construction thereof and other deferred costs relating to such construction, but only to the extent of the greater of the amount permitted by Generally Accepted Accounting Principles or the amount permitted by accounting regulations or orders issued by any governmental regulatory commission, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof, (iii) the principal amount of any obligations secured by a Prior Lien (other than a Class "A" Mortgage) upon such Property Additions outstanding at the time of the acquisition of such Property Additions, and (iv) the principal amount of any other indebtedness incurred or assumed as all or part of the Cost to the Company of such Property Additions; provided, however, that, notwithstanding any other provision of this Indenture, in any case where Property Additions shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness, no determination of Cost shall be required, and wherever in this Indenture provision is made for Cost or Fair Value, the Cost, in such case, shall mean an amount equal to the greater of (x) the Fair Value thereof, or (y) the book value of such acquired Property Additions at the time of the acquisition thereof.

                  (d) If any Property Additions are shown by the Engineer's Certificate provided for in clause (ii) of Section 4.03(b) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof may include the amount of cash or the value of any portion of the securities paid or delivered for any goodwill or going concern value rights simultaneously acquired for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such goodwill and going concern value rights, regardless of whether such Cost is permitted to be recorded in the plant account of the Company or is permitted to be recovered by the Company through the rates that it charges its customers.

                  (e) For the purposes of the deductions required by this Section, the Cost or the Fair Value to the Company of Property Additions retired shall be the Cost or the Fair Value thereof to the Company at the time such property became Property Additions.

                  (f) All Property Additions which shall be retired, abandoned, destroyed, released or otherwise disposed of (including damaged or destroyed Property Additions (or portions thereof) for which the Company shall have received proceeds pursuant to Section 6.07(b) but with respect to which the Company shall have elected not to rebuild or repair) shall for the purpose of this Section 1.04 be deemed Property Additions retired and for other purposes of this Indenture shall thereupon cease to be Property Additions, but may at any time thereafter again become Property Additions as provided in this Indenture. Neither any reduction in the Cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible or adjustment accounts, otherwise than in connection with actual retirements of physical property abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from the plant account, shall be deemed to constitute a retirement of Property Additions.

                  Section 1.05.   Compliance Certificates and Opinions.

                  (a) Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, it being understood that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  (b)      Every   certificate   or  opinion   with  respect  to
         compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each individual or counsel signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such individual or counsel, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such individual or counsel, such condition or covenant has been complied with.

                  (c) Any Opinion of Counsel provided for herein may be based, insofar as it relates to factual matters, upon statements made by the Company in documents filed with any governmental regulatory commission or upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless, in the case of such a certificate or opinion, such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Engineer's Certificate provided for herein, then such Engineer's Certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request. In addition, in giving any Opinion of Counsel provided for herein, counsel may rely upon (i) prior opinions of counsel for the Company, (ii) opinions of special counsel for the Company and its subsidiaries, (iii) opinions of in-house counsel for any of the Company's divisions or subsidiaries, and (iv) title insurance policies, title insurance commitments and reports, lien search certificates and other similar evidences of the existence of liens on property.

                  Section 1.06.   Form of Documents Delivered to Trustee.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


                  Section 1.07.   Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Bond, shall be sufficient for any purpose of this Indenture and (subject to Section 11.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 15.06.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

                  (c) The principal amount (except as otherwise contemplated in clause (y) of the proviso to clause (a) of the definition of "Outstanding") and serial numbers of Bonds held by any Person, and the date of holding the same, shall be proved by the Bond Register.

                  (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Bond.

                  (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Bonds for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of the Holder may be revoked with respect to any or all of such Bonds by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                  (f) Bonds of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Bonds of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Bonds of such series or Tranche.

                  (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other

         Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Bonds have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Bonds shall be computed as of the record date.


                  Section 1.08.   Notices, Etc. to Trustee and Company.

                  (a) Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if the same shall be in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by telecopy or other direct written electronic means, or transmitted by registered or certified mail or reputable overnight courier, charges prepaid to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

                           If to the Trustee, to:

                           The Bank of New York
                           101 Barclay Street - 21 West
                           New York, New York 10286
                           Attention:  Corporate Trust Administration


                           If to the Company, to:

                           Ohio Edison Company
                           76 South Main Street
                           Akron, Ohio  44308
                           Attention:  Corporate Secretary

                  (b)      Any communication contemplated herein shall be deemed
         to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by telecopy or other direct written electronic means, on the date of transmission, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt.

                  Section 1.09.   Notice to Holders of Bonds; Waiver.

                  (a) Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                  (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  (c) Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


                  Section 1.10.   Conflict with Trust Indenture Act.

                  If any provision of this Indenture limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, or any successor section of such Act, such required provision shall control.


                  Section 1.11.   Effect of Headings and Table of Contents.

                  The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.12.   Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


                  Section 1.13.   Separability Clause.

                  In case any provision in this Indenture or the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                  Section 1.14.   Benefits of Indenture.

                  Nothing in this Indenture or the Bonds, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


                  Section 1.15.   Governing Law.

                  This Indenture and the Bonds shall be governed by and construed in accordance with the laws of the State of Ohio, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable,
(b) to the extent that perfection and the effect of perfection of the Lien of this Indenture may be governed by the laws of states other than the State of Ohio as provided by law, and (c) that the rights, duties, obligations, privileges and immunities of the Trustee shall be governed by the laws of the State of New York, in the case of The Bank of New York, and of the jurisdiction in which the Corporate Trust Office of the Trustee is located in all other cases.


                  Section 1.16.   Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Bonds other than a provision in Bonds of any series, or any Tranche thereof, or in the indenture supplemental hereto which establishes the terms of such Bonds or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

                  Section 1.17.   Investment of Cash Held by Trustee.

                  Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Article Nine, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company, and any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of the Lien of this Indenture or any Lien arising by or through the Trustee; provided, however, that following the occurrence and during the continuance of an Event of Default, the Trustee shall not pay such interest over to the Company, but shall instead hold such interest as part of the Mortgaged Property. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien.


                  Section 1.18.   Approval of Signers.

                  The acceptance by the Trustee of any document, the signer of which is required by some provision hereof to be approved by the Trustee, shall be sufficient evidence of its approval of the signer within the meaning of this Indenture.

                                   ARTICLE TWO

                                   BOND FORMS


                  Section 2.01.   Forms Generally.

                  (a) The definitive Bonds of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series, or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds. If the form or forms of Bonds of any series are established in a Board Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by clause (ii) of
         Section 4.01(a) for the authentication and delivery of such Bonds.

                  (b)      Except  as  may be  otherwise  provided  pursuant  to
         Section 3.01, Bonds of each series shall be issuable in registered form without coupons. The definitive Bonds shall be produced in such manner as shall be determined by the officers executing such Bonds, as evidenced by their execution thereof.

                  Section 2.02.   Form of Trustee's Certificate of
                                  Authentication.

                  The Trustee's certificate of authentication shall be in substantially the form set forth below:

                  This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.



                                                 ---------------------------
                                                 as Trustee



                                                 By:________________________
                                                      Authorized Signatory

                                  ARTICLE THREE

                                    THE BONDS


                  Section 3.01.   Limit on Amount of Bonds; Issuable in Series.

                  (a) The aggregate principal amount of Bonds which may be authenticated and delivered under this Indenture shall be unlimited.

                  (b) The Bonds may be issued in one or more series, each of which series may be issued in Tranches. Subject to subsection (c) of this Section, there shall be established in one or more indentures supplemental hereto, or in a Board Resolution, or in an Officer's Certificate pursuant to an indenture supplemental hereto or a Board Resolution, prior to the issuance of Bonds of any series:

                           (i) the title of the Bonds of such series (which title shall distinguish the Bonds of such series from Bonds of all other series);

                           (ii) any limit upon the aggregate principal amount of the Bonds of such series which may be authenticated and delivered under this Indenture (except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds of such series pursuant to
                  Section 3.04, 3.05, 3.06, 5.06 or 14.06 and except for any Bonds which, pursuant to Section 3.03(d), are deemed never to have been authenticated and delivered hereunder);

                           (iii) the Person (without specific identification) to whom interest on the Bonds of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest;

                           (iv) the date or dates on which the principal of the Bonds of such series (including any scheduled amortization payments payable prior to the final Maturity of the Bonds) is payable;

                           (v) the rate or rates at which the Bonds of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal, premium or interest shall bear interest, if any), or any method or methods by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on the Bonds on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 3.10;

                           (vi) the place or places where (A) the principal of (including installments of principal, if any, payable prior to the final Maturity of the Bonds) and premium, if any, and interest, if any, on the Bonds of such series, or any Tranche thereof, shall be payable upon presentation thereof (and, if payments of principal are to be paid prior to the final
                  Maturity thereof, the method, if any, of evidencing the payment of such principal amounts), (B) Bonds of such series, or any Tranche thereof, may be surrendered for registration of transfer, (C) Bonds of such series, or any Tranche thereof, may be surrendered for exchange, and (D) notices and demands to or upon the Company in respect of the Bonds of such series, or any Tranche thereof, and this Indenture may be served;

                           (vii) the period or periods within which, the price or prices at which and the terms and conditions upon which the Bonds of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

                           (viii) the  obligation,  if any,  of the  Company  to
                  redeem or purchase the Bonds of such series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Bonds shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                           (ix) the denominations in which Bonds, if any, of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                           (x) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Bonds of such series, or any Tranche thereof, shall be payable (if other than in Dollars); provided, however, that, unless otherwise expressly provided herein, for purposes of calculations under this Indenture (including calculations of Annual Interest Requirements contemplated by Section 1.03 and calculations of principal amount under Article Four), any amounts denominated in a currency other than Dollars or in a composite currency shall be converted to Dollar equivalents by calculating the amount of Dollars which could have been purchased by the amount of such other currency based
                  (A) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding the date of such calculation, or
                  (B) if on such fifth Business Day it shall not be possible or practical to obtain such quotations from such three banks, on such other quotations or alternative methods of determination as shall be selected by an Authorized Executive Officer and which shall be reasonably acceptable to the Trustee;

                           (xi) if the principal of or premium, if any, or interest, if any, on the Bonds of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Bonds are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                           (xii) if the principal of or premium, if any, or interest, if any, on the Bonds of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the method by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; provided, however, that, notwithstanding any provision of this Indenture to the contrary, for purposes of calculations under this Indenture (including without limitation calculations under Article Four), any such election shall be disregarded;

                           (xiii) if the amount of payments of  principal  of or
                  premium, if any, or interest, if any, on the Bonds of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined;

                           (xiv)  if other than the  principal  amount  thereof,
                  the portion of the principal amount of Bonds of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a);

                           (xv) the terms, if any, pursuant to which the Bonds of such series, or Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                           (xvi) the obligations or instruments, if any, which shall be considered Eligible Obligations in respect of the Bonds of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Bonds after the satisfaction and discharge thereof as provided in Section 9.01;

                           (xvii) if a  service  charge  will  be  made  for the
                  registration of transfer or exchange of Bonds of such series, or any Tranche thereof, the amount or terms thereof;

                           (xviii)any  exceptions  to Section 1.16, or variation
                  in the definition "Business Day", with respect to the Bonds of such series, or any Tranche thereof;

                           (xix)  the   terms  of  any   sinking,   improvement,
                  maintenance, replacement or analogous found for any series;

                           (xx) if the Bonds of a series are to be issued in global form, (A) any limitations on the rights of the Holder or Holders thereof to transfer or exchange such Bonds or to obtain the registration of transfer thereof, (B) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor, and (C) any and all other matter incidental to the issuance of such Bonds in global form;

                           (xxi) if the Bonds of a series are to be issuable in bearer form, any and all matters incidental to form or ownership of such Bonds not specifically addressed in a supplemental indenture pursuant to clause (xvii) of Section 14.01(a); and

                           (xxii) any other  terms of the Bonds of such  series,
                  or any Tranche thereof, not inconsistent with the provisions of this Indenture.


                  (c) With respect to Bonds of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution, or Officer's Certificate pursuant to an indenture supplemental hereto or Board Resolution, as the case may be, which establishes such series may provide general terms or parameters for Bonds of such series and provide either that the specific terms of particular Bonds of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agent in accordance with a Company Order as contemplated by clause (ii) of Section 4.01(a).

                  Section 3.02.   Denominations.

                  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Bonds, the Bonds of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  Section 3.03.   Execution, Dating, Certificate of
                                  Authentication.

                  (a) The Bonds shall be executed on behalf of the Company by an Authorized Executive Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon and attested by any other Authorized Executive Officer. The signature of any or all of these officers on the Bonds may be manual or facsimile.

                  (b) Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

                  (c)      Each   Bond   shall   be   dated   the  date  of  its
         authentication.

                  (d) No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Bond shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Bond to the Bond Registrar for cancellation or shall cancel such Bond and deliver evidence of such cancellation to the Trustee, in each case as provided in Section 3.09, together with a written statement (which need not comply with Section 1.05 and need not be accompanied by an Opinion of Counsel) stating that such Bond has never been issued and sold by the

         Company, for all purposes of this Indenture such Bond shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

                  Section 3.04.   Temporary Bonds.

                  (a) Pending the preparation of definitive Bonds of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds, provided, however, that temporary Bonds need not recite specific redemption, sinking fund, conversion or exchange provisions.

                  (b) After the preparation of definitive Bonds of such series, the temporary Bonds of such series shall be exchangeable for definitive Bonds of such series upon surrender of the temporary Bonds of such series at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount.

                  (c) Until exchanged in full as hereinabove provided, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds of the same series and Tranche and of like tenor authenticated and delivered hereunder.

                  Section 3.05. Registration, Registration of Transfer and Exchange.

                  (a) The Company shall cause to be kept in each office designated pursuant to Section 6.02 a register (all registers kept in accordance with this Section being collectively referred to herein as the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and the registration of transfer thereof. All Persons maintaining a Bond Register are referred to herein collectively as the "Bond Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which the Bond

         Register shall be maintained, in which event the Company shall act as Bond Registrar.

                  (b) Upon surrender for registration of transfer of any Bond at the office or agency of the Company maintained pursuant to
         Section 6.02 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

                  (c) At the option of the Holder, any Bond may be exchanged for one or more new Bonds of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Whenever any Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Holder making the exchange is entitled to receive.

                  (d) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

                  (e) Every Bond presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar or any transfer agent duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (f) Unless otherwise provided in the indenture supplemental hereto, a Board Resolution or Officer's Certificate pursuant to a supplemental indenture or a Board Resolution with respect to Bonds of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Bonds, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 3.04, 5.06 or 14.06 not involving any transfer.

                  (g) The Company shall not be required to issue and the Bond Registrar shall not be required to register the transfer of or to exchange (a) Bonds of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Bonds of such series called for redemption, or (b) any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

                  Section 3.06.   Mutilated, Destroyed, Lost and Stolen Bonds.

                  (a) If any mutilated Bond is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Bond of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Bond, and (ii) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Bond has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Bond, a new Bond of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (c) Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Bond has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Bond, pay such Bond.

                  (d) Upon the issuance of any new Bond under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  (e)      Every new Bond of any series issued  pursuant to this
         Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and any such new Bond shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of such series duly issued hereunder.

                  (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

                  Section 3.07.   Payment of Interest; Interest Rights
                                  Preserved.

                  (a)      Unless otherwise  provided as contemplated by Section
         3.01 with respect to the Bonds of any series, or any Tranche thereof, interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest.

                  (b) Any interest on any Bond of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below.

                           (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Bonds of such series (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (i). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Bonds of such series at the address of such Holder as it appears in the Bond Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Bonds of such series (or their respective Predecessor Bonds) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                           (ii) The Company may make payment of any Defaulted Interest on the Bonds of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

                  (c) Subject to the foregoing provisions of this Section and Section 3.05, each Bond delivered under this Indenture upon registration of, transfer of, or in exchange for, or in lieu of, any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

                  Section 3.08.   Persons Deemed Owners.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Bond, issued in registered form without coupons, is registered as the absolute owner of such Bond for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.07) interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


                  Section 3.09.   Cancellation by Bond Registrar.

                  All Bonds surrendered for payment, redemption, registration of transfer or exchange, or upon purchase or other acquisition by or on behalf of the Company, shall, if surrendered to any Person other than the Bond Registrar, be delivered to the Bond Registrar and, if not theretofore canceled, shall be promptly canceled by the Bond Registrar. The Company may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Bond Registrar shall be disposed of in accordance with a Company Order and the Bond Registrar shall promptly deliver a certificate of disposition to the Company unless, by a Company Order, the Company shall direct that canceled Bonds be returned to it. The Bond Registrar shall promptly deliver evidence of any cancellation of a Bond in accordance with this Section to the Trustee and the Company.


                  Section 3.10.   Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Bonds of any series, or any Tranche thereof, interest (if any) on the Bonds of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  Section 3.11.   Payment to Be in Proper Currency.

                  In the case of any Bonds denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise provided therein, the obligation of the Company to make any payment of the principal thereof, or the premium, if any, or interest, if any, thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                  ARTICLE FOUR

                                ISSUANCE OF BONDS


                  Section 4.01.   General.

                  (a) Subject to the provisions of Section 4.02, 4.03, 4.04 or 4.05, whichever may be applicable, the Trustee shall authenticate and deliver Bonds of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

                           (i)    if the terms of such series are established in
                  an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to an indenture supplemental hereto or Board Resolution, such indenture supplemental hereto or Board Resolution, or such Officer's Certificate and the related indenture supplemental hereto or Board Resolution;

                           (ii) a Company Order requesting the authentication and delivery of such Bonds and, to the extent that the terms of such Bonds shall not have been established in the indenture supplemental hereto which established such series, in a Board Resolution or in an Officer's Certificate pursuant to an indenture supplemental hereto or Board Resolution, all as contemplated by Section 3.01, either establishing such terms or, in the case of Bonds of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing);

                           (iii) the Bonds of such series or Tranche, executed on behalf of the Company as provided herein;

                           (iv) a Net Earnings Certificate showing the Adjusted Net Earnings of the Company for the period therein specified to have been not less than an amount equal to two
                  (2) times the Annual Interest Requirements therein specified, all in accordance with the provisions of Section 1.03; provided, however, that the Trustee shall not be entitled to receive a Net Earnings Certificate hereunder if the Bonds of such series are to have no Stated Interest Rate prior to Maturity; and provided, further, that, with respect to Bonds of a series subject to a Periodic Offering, other than Bonds theretofore authenticated and delivered, (A) it shall be assumed in the Net Earnings Certificate delivered in connection with the authentication and delivery of Bonds of such series that none of the Bonds of such series not yet authenticated and delivered shall have a Stated Interest Rate in excess of a maximum rate to be stated therein, and thereafter no Bonds of such series which would have a Stated Interest Rate at the time of the initial authentication and delivery thereof in excess of such maximum rate shall be authenticated and delivered under the authority of such Net Earnings Certificate but instead shall only be authenticated and delivered under the authority of a new Net Earnings Certificate which complies with the requirements of this clause (iv), including the proviso relating to Bonds of a series subject to a Periodic Offering, and (B) so long as the Stated Interest Rate that Bonds of a series subject to a Periodic Offering bear at the time of the initial authentication and delivery thereof does not exceed the maximum rate assumed in the most recent Net Earnings
                  Certificate delivered with respect to the Bonds of such series, the Trustee shall not be entitled to receive a new Net Earnings Certificate at the time of any subsequent authentication and delivery of the Bonds of such series (unless the Company Order requesting the authentication and delivery of such Bonds is delivered on or after the date which is two years after the most recent Net Earnings Certificate with respect to such series was delivered pursuant to this clause (iv), in which case this subclause (B) shall not apply);

                           (v)    an Opinion of Counsel to the effect that:

                                    (A)   the forms of such Bonds have been duly
                           authorized by the Company and have been established in conformity with the provisions of this Indenture;

                                    (B)   the terms of such Bonds have been duly
                           authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                                    (C)   such  Bonds,  when  authenticated  and
                           delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to the Customary Exceptions;

                  provided, however, that, with respect to Bonds of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Bonds of such series and that the opinions described in subclauses (B) and (C) of clause (v) above may state, respectively:

                                    (1)   that,  when the  terms  of such  Bonds
                           shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the indenture supplemental hereto delivered pursuant to clause (i) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                                    (2)   that such  Bonds,  when  authenticated
                           and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in subclause (1) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to the Customary Exceptions;

                           (vi)   an Officer's  Certificate  to the effect that,
                  to the knowledge of the signer, no Event of Default, or event which with lapse of time would constitute an Event of Default, has occurred and is continuing; provided, however, that with respect to Bonds of a series subject to a Periodic Offering, either (A) such an Officer's Certificate shall be delivered at the time of the authentication and delivery of each Bond of such series, or (B) the Officer's Certificate delivered at the time of the first authentication and delivery of the Bonds of such series shall state that the statements therein shall be deemed to be made at the time of each subsequent authentication and delivery of Bonds of such series; and

                           (vii) such other Opinions of Counsel, certificates and other documents as may be required under Section 4.02, 4.03, 4.04 or 4.05, whichever may be applicable to the authentication and delivery of the Bonds of such series.

                  (b) With respect to Bonds of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Bonds, the forms and terms thereof, the legality, validity, binding effect and enforceability thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel and the certificates and other documents delivered pursuant to this Article Four at or prior to the time of the first authentication and delivery of Bonds of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms.

                  (c) In connection with the authentication and delivery of Bonds of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Bonds do not violate any laws with respect to, or any rules, regulations or orders of, any governmental agency or commission having jurisdiction over the Company.

                  Section 4.02.   Issuance of Bonds on the Basis of Pledged
                                  Bonds.

                  (a) Bonds of any one or more series may be authenticated and delivered upon the basis of, and in an aggregate principal amount not exceeding, the aggregate principal amount of Unbonded Class "A" Bonds issued and delivered to the Trustee for such purpose.

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of the issuance and delivery to the Trustee of Class "A" Bonds until the Trustee shall have received:

                           (i) Class "A" Bonds (A) maturing on such dates and in such principal amounts that, at each Stated Maturity of the Bonds of such series (or the Tranche thereof then to be authenticated and delivered), there shall mature Class "A" Bonds equal in principal amount to the Bonds of such series or Tranche then to mature, and (B) containing, in addition to any mandatory redemption provisions applicable to all Class "A" Bonds Outstanding under the related Class "A" Mortgage, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Bonds of such series or Tranche or for the redemption thereof at the option of the Holder; it being expressly understood that such Class "A" Bonds (1) may, but need not, bear interest, any such interest to be payable at the same times as interest on the Bonds of such series or Tranche, (2) may, but need not, contain provisions for the redemption thereof at the option of the Company, any such redemption to be made at a redemption price or prices not less than the principal amount thereof, and (3) shall be held by the Trustee in accordance with Article Seven;

                           (ii) the documents with respect to the Bonds of such series specified in Section 4.01; provided, however, that no Net Earnings Certificate shall be required to be delivered if there shall be delivered an Officer's Certificate to the effect that such Class "A" Bonds have been authenticated and delivered under the related Class "A" Mortgage on the basis of retired Class "A" Bonds;

                           (iii)  an Opinion of Counsel to the effect that:

                                    (A)   the forms of such Class "A" Bonds have
                           been duly authorized by the Company and have been established in conformity with the provisions of the related Class "A" Mortgage;

                                    (B)   the terms of such Class "A" Bonds have
                           been duly authorized by the Company and have been established in conformity with the provisions of the related Class "A" Mortgage; and

                                    (C)   such  Class "A"  Bonds  have been duly
                           issued under the related Class "A" Mortgage and constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Class "A" Mortgage, and enforceable in accordance with their terms, subject to the Customary Exceptions;

                  provided, however, that, with respect to Bonds of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Bonds of such series and that the opinions described in subclauses (B) and (C) of clause (iii) above may state, respectively:

                                    (1)   that, when the terms of such Class "A"
                           Bonds shall have been established in accordance with the instrument or instruments creating the series of which such Class "A" Bonds are a part, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of the related Class "A" Mortgage; and

                                    (2)   that  such  Class  "A"   Bonds,   when
                           authenticated and delivered by the trustee under
                           the related Class "A" Mortgage in accordance with such instrument or instruments and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under such Class "A" Mortgage, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Class "A" Mortgage, and enforceable in accordance with their terms, subject to the Customary Exceptions; and

                           (iv) an Officer's Certificate stating that no part of the principal amount of the Class "A" Bonds upon the basis of which the Bonds are to be authenticated and delivered has theretofore been Bonded.

                  Section 4.03. Issuance of Bonds on the Basis of Property Additions.

                  (a) Bonds of any one or more series may be authenticated and delivered upon the basis of Property Additions which do not constitute Bonded Property Additions in a principal amount not exceeding seventy percent (70%) of the balance of the Cost or of the Fair Value of such Unbonded Property Additions to the Company (whichever shall be less) after making any deductions pursuant to
         Section 1.04(b).

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of Property Additions until the Trustee shall have received:

                           (i) the documents with respect to the Bonds of such series specified in Section 4.01;

                           (ii) an Engineer's Certificate dated as of a date not more than ninety (90) days prior to the date of the Company Order requesting the authentication and delivery of such Bonds:

                                    (A)   stating the  amount,  as of a date not
                           more than ninety (90) days prior to the date of such certificate, of Property Additions made a basis for such application;

                                    (B)   stating   that   all   such   property
                           constitutes Property Additions;

                                    (C)   stating that such  Property  Additions
                           are desirable for use in the proper conduct of the business of the Company;

                                    (D)   stating  that such  amount of Property
                           Additions is not then Bonded;

                                    (E)   stating,   except   as   to   Property
                           Additions acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                                    (F)   briefly  describing,  with  respect to
                           any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery;

                                    (G)   stating  what  part,  if any,  of such
                           Property Additions includes property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-Five Thousand Dollars ($25,000) and whether or not such Fair Value is less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds;

                                    (H)   stating,   in  the   judgment  of  the
                           signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Engineer's Certificate as provided for in clause (iii) below;

                                    (I)   stating  the  amount  required  to  be
                           deducted under clause (i) of Section 1.04(b); and

                                    (J)   stating that the Liens, if any, of the
                           character described in clause (e) of the definition of "Permitted Liens" to which any property included in such Property Additions is subject do not, in the judgment of the signers, materially impair the use of such property for the purposes for which the same is held by the Company;

                           (iii)  in case any  Property  Additions  are shown by
                  the Engineer's Certificate provided for in clause (ii) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-Five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, an Independent Engineer's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Engineer's Certificate, of (A) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Engineer's Certificate provided for in clause (ii) above, and
                  (B) in case such Independent Engineer's Certificate is being delivered in connection with the authentication and delivery of Bonds, any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year which has been used as the basis for the authentication and delivery of Bonds and as to which an Independent Engineer's Certificate has not previously been furnished to the Trustee;

                           (iv) in case any Property Additions are shown by the Engineer's Certificate provided for in clause (ii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, a written appraisal of an Engineer stating, in the judgment of the Engineer, the Fair Value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                           (v)    an Opinion of Counsel to the effect:

                                    (A)   that (except as to paving, grading and
                           other improvements to, under or upon highways, bridges, parks or other public property of analogous character) this Indenture is, or upon the delivery of, or the filing or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will be, a Lien on all the Property Additions to be made the basis of the authentication and delivery of such Bonds, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and

                                    (B)   that   the   Company   has   corporate
                           authority to operate the Property Additions with respect to which such application is made; and

                           (vi)   copies  of  the   instruments  of  conveyance,
                  assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above.

                  (c) The amount of the Cost of any Property Additions and the Fair Value thereof to the Company and the Fair Market Value in cash of any securities or other property so delivered in payment therefor or for the acquisition thereof and the amount of any deductions made pursuant to Section 1.04 shall be determined for the purposes of this Section by the appropriate certificate provided for in this Section.


                  Section 4.04.  Issuance of Bonds on the Basis of Retired
                                 Bonds.

                  (a) Subject to the provisions of subsection (c) of this Section, Bonds of any one or more series may be authenticated and delivered upon the basis of, and in an aggregate principal amount not exceeding the aggregate principal amount of, Unbonded Retired Bonds.

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of Retired Bonds until the Trustee shall have received:

                           (i) the documents with respect to the Bonds of such series specified in Section 4.01; provided, however, that no Net Earnings Certificate shall be required to be delivered unless:

                                    (A)   the original, final Stated Maturity of
                           the Retired Bonds to be made the basis of the authentication and delivery of such Bonds under this Section was a date less than five years after the date of the Company Order which requested the authentication and delivery of such Retired Bonds; and

                                    (B)   the maximum  Stated  Interest Rate, if
                           any, on such Retired Bonds at the time of their authentication and delivery is less than the maximum Stated Interest Rate, if any, on such Bonds to be in effect upon the initial authentication and delivery thereof; and

                           (ii) an Officer's Certificate stating that Retired Bonds, specified by series, in an aggregate principal amount not less than the aggregate principal amount of Bonds to be authenticated and delivered, have theretofore been authenticated and delivered and, as of the date of such Officer's Certificate, constitute Retired Bonds and are the basis for the authentication and delivery of such Bonds, and further stating that no part of such principal amount of Retired Bonds has theretofore been Bonded.

                  (c) No Bonds shall be authenticated or delivered hereunder on the basis of any Retired Bonds theretofore authenticated and delivered on the basis of Pledged Bonds pursuant to Section 4.02 if such Pledged Bonds can again be used as the basis for the issuance of Bonds pursuant to Section 4.02, until the Class "A" Mortgage under which such Pledged Bonds were issued has been discharged pursuant to the provisions thereof.

                  Section 4.05. Issuance of Bonds upon Deposit of Cash with Trustee.

                  (a) Bonds of any one or more series may be authenticated and delivered upon the basis of, and in an aggregate principal not exceeding the amount of, any deposit with the Trustee of cash for such purpose.

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of the deposit of cash until the Trustee shall have received the documents with respect to the Bonds of such series specified in Section 4.01.

                  (c) All cash deposited with the Trustee under the provisions of this Section shall be held by the Trustee as a part of the Mortgaged Property and may be withdrawn from time to time by the Company, upon application of the Company to the Trustee, in an amount equal to the aggregate principal amount of Bonds to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture by virtue of compliance with all applicable provisions of this Indenture (except as otherwise provided in subsection (d) of this Section).

                  (d) Upon any such application for withdrawal, the Company shall comply with all applicable provisions of this Indenture relating to the authentication and delivery of Bonds except that the Company shall not in any event be required to comply with Section 4.01.

                  (e) Any withdrawal of cash under subsection (c) of this Section shall operate as a waiver by the Company of its right to the authentication and delivery of the Bonds on which it is based and such Bonds may not thereafter be authenticated and delivered hereunder. Any Property Additions which have been made the basis of any such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of the withdrawal of such cash; any Retired Bonds which have been made the basis of any such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of the withdrawal of such cash; and any Pledged Bonds which have been made the basis of any such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of the withdrawal of such cash.

                  (f) If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of this Section may be used or applied to the purchase, redemption or payment of Bonds in the manner and subject to the conditions provided in clauses (iv) and (v) of Section 8.06(a); provided, however, that, none of such cash shall be applied to the payment of more than the principal amount of any Bonds so purchased, redeemed or paid, except to the extent that the aggregate principal amount of all Bonds theretofore, and of all Bonds then to be, purchased, redeemed or paid with cash deposited under this Section is not less than the aggregate cost for principal, premium, if any, interest, if any, and brokerage commission, if any, on or with respect to all Bonds theretofore, and on or with respect to all Bonds then to be, purchased, redeemed or paid with cash so deposited.

                                  ARTICLE FIVE

                               REDEMPTION OF BONDS


                  Section 5.01.   Applicability of Article.

                  Bonds of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Bonds of such series or Tranche) in accordance with this Article.


                  Section 5.02.   Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Bonds shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the series and principal amount of such Bonds to be redeemed. In the case of any redemption of Bonds (a) prior to the expiration of any restriction on such redemption provided in the terms of such Bonds or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Bonds, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.


                  Section 5.03.   Selection of Bonds to Be Redeemed.

                  (a) If less than all the Bonds of any series, or any Tranche thereof, are to be redeemed, the particular Bonds (or portions thereof) to be redeemed shall be selected by the Bond Registrar from the Outstanding Bonds of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method as the Bond Registrar, with the approval of the Trustee, shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Bonds of such series or Tranche or any integral multiple thereof) of the principal amount of Bonds of such series or Tranche of a denomination equal to or larger than the minimum authorized denomination for Bonds of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all Bonds then Outstanding of any series, or any Tranche thereof, and less than all of such Bonds shall have been tendered to the Company for such purchase, the Bond Registrar, if so directed by Company

         Order, shall select for redemption only such Bonds which have not been so tendered.

                  (b) The Bond Registrar shall promptly notify the Company and the Trustee in writing of the Bonds selected for redemption and, in the case of any Bonds selected to be redeemed in part, the principal amount thereof to be redeemed.

                  (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bonds redeemed or to be redeemed only in part, to the portion of the principal amount of such Bonds which has been or is to be redeemed.

                  Section 5.04.   Notice of Redemption.

                  (a) Notice of redemption shall be given in the manner provided in Section 1.09 to the Holders of the Bond to be redeemed not less than 30 nor more than 180 days prior to the Redemption Date.

                  (b)      All notices of redemption shall state:

                           (i)    the Redemption Date;

                           (ii)   the Redemption Price;

                           (iii)  if less  than all the  Bonds of any  series or
                  Tranche  are  to  be  redeemed,   the  identification  of  the
                  particular Bonds to be redeemed and the portion of the principal amount of any Bond to be redeemed in part;

                           (iv)   that on the  Redemption  Date  the  Redemption
                  Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Bond to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                           (v) the place or places where such Bonds are to be surrendered for payment of the Redemption Price;

                           (vi) that the redemption is for a sinking or other fund, if such is the case; and

                           (vii) such other matters as the Company shall deem desirable or appropriate.

                  (c) With respect to any notice of redemption of Bonds at the election of the Company, unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with Section 9.01, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or Paying Agent, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

                  (d) Notice of redemption of Bonds to be redeemed at the election of the Company, and any notice of non- satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Bond Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Bonds shall be given by the Bond Registrar in the name and at the expense of the Company.

                  Section 5.05.   Bonds Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Bonds or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Bonds or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Bond for redemption in accordance with such notice, such Bond or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that any installment of interest on any Bond the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holder of such Bond, or one or more Predecessor Bonds, registered as such at the close of business on the related Regular Record Date according to the terms of such Bond and subject to the provisions of Section 3.07.

                  Section 5.06.   Bonds Redeemed in Part.

                  Any Bond which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered; provided, however, that the payment of any principal in accordance with the scheduled amortization payments specified for the Bonds of any series, or any Tranche thereof, as contemplated by Section 3.01, shall not constitute a redemption in part subject to this Section 5.06 (except as otherwise specified as contemplated by Section 3.01 for Bonds of such series or Tranche).

                                   ARTICLE SIX

                          REPRESENTATIONS AND COVENANTS

                  Section 6.01. Payment of Bonds; Lawful Possession; Maintenance of Lien.

                  (a) The Company shall pay the principal of and premium, if any, and interest, if any, on the Bonds of each series in accordance with the terms of such Bonds and this Indenture.

                  (b) At the date of the execution and delivery of this Indenture, the Company is lawfully possessed of the Mortgaged Property and has good right and lawful authority to mortgage and pledge the Mortgaged Property.

                  (c) The Company shall maintain and preserve the Lien of this Indenture so long as any Bonds shall remain Outstanding.

                  Section 6.02.  Maintenance of Office or Agency.

                  (a) The Company shall maintain in each Place of Payment for the Bonds of any series, or any Tranche thereof, an office or agency where such Bonds may be presented or surrendered for payment, where such Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Bonds and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in Section
         1.09. If at any time the Company shall fail to maintain any such required office or agency in respect of Bonds of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of such Bonds may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

                  (b)      The Company may also from time to time  designate one
         or more other offices or agencies where the Bonds of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Bonds in accordance with the requirements set forth above. The Company shall give prompt written notice to the

         Trustee,  and prompt  notice to the Holders in the manner  specified in
         Section 1.09, of any such designation or rescission and of any change in the location of any such other office or agency.

                  (c) Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.


                  Section 6.03.  Money for Bond Payments to Be Held in Trust.

                  (a) If the Company shall at any time act as its own Paying Agent with respect to the Bonds of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on any of such Bonds, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

                  (b) Whenever the Company shall have one or more Paying Agents for the Bonds of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on such Bonds, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

                  (c) The Company shall cause each Paying Agent for the Bonds of any series, or any Tranche thereof, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                           (i) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on the Bonds of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Bonds of such series) in the making of any payment of principal of and premium, if any, or interest, if any, on the Bonds of such series or Tranche; and

                           (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
                  Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

                  (d) The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Nine; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (e) Any money deposited with the Trustee (other than money held under the provisions of Article Nine) or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Bond and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

                  Section 6.04.   Corporate Existence.

                  Subject to the rights of the Company under Article Thirteen, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the judgment of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company and the loss thereof would not adversely affect the interests of the Holders in any material respect.

                  Section 6.05.   Maintenance of Properties.

                  The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, as an operating system or systems, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as an operating system or systems, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

                  Section 6.06.   Payment of Taxes; Discharge of Liens.

                  The Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and will duly observe and conform in all material respects to all valid requirements of any Governmental Authority relative to any of the Mortgaged Property; and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not suffer any Lien to be hereafter created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than Permitted Liens and other than, in the case of property hereafter acquired, vendors' Liens, purchase money mortgages and any other Lien thereon at the time of the acquisition thereof (including, but not limited to, the Lien of the 1930 Mortgage and any other Class "A" Mortgage); and within four months after any lawful claim or demand for labor, materials, supplies or other objects has become delinquent which if unpaid would or might by law be given precedence over the Lien of this Indenture as a Lien upon any of the Mortgaged Property, the Company shall pay or cause to be discharged or make adequate provisions to satisfy or discharge the same; provided, however, that nothing in this Section contained shall require the Company to observe or conform to any requirement of a Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings; and provided, further, that nothing in this Section contained shall require the Company to pay, discharge or make provisions for any tax, assessment or other governmental charge the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any damages which may reasonably be anticipated from failure to pay the same shall be given to the Trustee, nor shall anything in this Section require the Company to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the date of execution and delivery of this Indenture.

                  Section 6.07.   Insurance.

                  (a) The Company will keep or cause to be kept all the Mortgaged Property insured with reasonable deductibles and retentions against loss by fire to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, by insurance companies which the Company believes to be reputable; or the Company will, in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection, which may include, either alone or in conjunction with any other Person or Persons, creation of an insurance fund to protect the Mortgaged Property against loss by fire.

                  (b) Proceeds of any insurance or alternative method or plan of protection of the Company against losses of the kind specified in Section 6.07(a) shall, at the request of the Company, be paid to the Company, and the Company shall be under no obligation to use such proceeds to rebuild or repair damaged or destroyed Mortgaged Property to the extent that the Fair Value of all of the Mortgaged Property after the damage or destruction of Mortgaged Property with respect to which such proceeds are payable equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds), as evidenced by, and within 10 days after receipt by the Trustee of:

                           (i) an Engineer's Certificate stating that the Fair Value, in the opinion of the signers of such Engineer's Certificate, of the Mortgaged Property remaining after such damage or destruction of Mortgaged Property is a specified amount; and

                           (ii) an Officer's Certificate stating that the Fair Value of all of the Mortgaged Property, as certified in the Engineer's Certificate provided for in clause (i) of Section 6.07(b) equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds).

                  (c) To the extent that the Fair Value of all of the Mortgaged Property after such damage or destruction of Mortgaged Property does not equal or exceed an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds), as evidenced by an Engineer's Certificate and an Officer's Certificate similar to those described in clauses (i) and (ii) of Section 6.07(b), (i) the proceeds of such insurance paid with respect to any such loss shall be paid to the Trustee, as the interest of the Trustee may appear, or to the trustee of a Class "A" Mortgage, or to the trustee or other holder of any mortgage or other Lien prior hereto upon the Mortgaged Property so destroyed or damaged, if the terms thereof require such proceeds so to be paid; and (ii) if the Company shall adopt such other method or plan, it will pay or cause to be paid to the Trustee on account of any loss sustained because of the destruction or damage of any Mortgaged Property by fire, an amount of cash equal to such loss less any amount otherwise paid with respect to such loss to the Trustee, or to the trustee of a Class "A" Mortgage, or to the trustee or other holder of any mortgage or other Lien prior hereto upon the Mortgaged Property so destroyed or damaged, if the terms thereof require payments for such loss so to be paid. Any amounts of cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Indenture be deemed to be proceeds of insurance.

                  (d) All moneys paid to the Trustee by the Company or received by the Trustee as proceeds of any insurance shall, subject to
         Section 6.07(b) and to the requirements of any Class "A" Mortgage or any mortgage or other Lien prior hereto upon the Mortgaged Property, be held by the Trustee and, subject to such requirements, shall, at the request of the Company, be paid by the Trustee to the Company to reimburse or fund the Company for an equal amount spent or committed to be spent for the purchase or other acquisition of property which becomes Mortgaged Property at the time of such purchase or acquisition, or in the rebuilding or renewal of the Mortgaged Property destroyed or damaged, upon receipt by the Trustee of:

                           (i)    an  Officer's   Certificate   requesting  such
                  reimbursement;

                           (ii) an Engineer's Certificate stating the amounts so expended or committed for expenditure and the nature of such rebuilding or renewal and the Fair Value to the Company of the property rebuilt or renewed or to be rebuilt or renewed and if:

                                    (A)   within six months prior to the date of
                           acquisition thereof by the Company, such property has been used or operated, by a Person other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and

                                    (B)   the Fair Value to the  Company of such
                           property as set forth in such Engineer's Certificate is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the sum of (1) the principal amount of the Bonds at the time Outstanding, and (2) the principal amount of Class "A" Bonds Outstanding (other than Pledged Bonds) at the time, the Engineer making such certificate shall be an Independent Engineer; and

                           (iii) an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed is or will be subject to the Lien hereof to the same extent as was the property so destroyed or damaged.

                  (e) Any such money not so applied within eighteen (18) months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding or renewal then in progress and uncompleted shall not have been given to the Trustee by the Company within such eighteen (18) months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

                  (f) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for reimbursement, there shall be paid to or retained by the Trustee or reimbursed to the Company, as the case may be, only the net amount.

                  (g) In the event that the Company adopts a method or plan of protection other than insurance as provided in Section 6.07(a), the Company shall furnish to the Trustee a certificate of a qualified Person appointed by the Company with respect to the adequacy of such method or plan.

                  Section 6.08.   Recording, Filing, etc.

                  (a) The Company shall cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof), including all financing statements and continuation statements covering security interests in personal property, and all mortgages securing purchase moneys obligations delivered to the Trustee, or the trustee, mortgagee or other holder of a Prior Lien, pursuant to Section 8.05 to be promptly recorded and filed and re-recorded and re-filed and will execute or cause to be executed and file such financing statements and such continuation statements, all in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Bonds and all rights of the Trustee, and shall furnish to the Trustee:

                           (i) promptly after the execution and delivery of this Indenture and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (or notice or memorandum thereof or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this clause (i) if (A) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture or such supplemental indenture (or financing statement or notice or memorandum thereof) has been received for recording or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of counsel (if such is the case), such receipt for recording or filing makes effective the Lien intended to be created by this Indenture or such supplemental indenture, and
                  (B) such opinion is delivered to the Trustee within such time, following the date of the execution and delivery of this Indenture or such supplemental indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such supplemental indenture is required to be recorded or filed; and

                           (ii) on or before August 1 of each year, beginning August 1, 1996, an Opinion of Counsel either stating that in the opinion of the signer such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this clause (ii) or the first Opinion of Counsel furnished pursuant to clause (i) of this subsection (a), with respect to the recording, filing, re-recording, and re-filing of this instrument and of each indenture supplemental to this Indenture (or financing statement or notice or memorandum thereof), as is necessary to maintain the Lien hereof, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien.

                  (b) The Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed, intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

                  Section 6.09.   Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 6.02 or any additional covenant or restriction specified with respect to the Bonds of any series, or any Tranche thereof, as contemplated by Section 3.01 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Bonds of all series and Tranches with respect to which compliance with Section 6.02 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, and (b) Section 6.04, 6.05, 6.06, 6.07 or 6.08 or Article Thirteen if before the time for such compliance the Holders of at least a majority in aggregate principal amount of Bonds Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  Section 6.10    Statement as to Compliance.

                  For so long as the Trustee Indenture Act shall so require, the Company will deliver to the Trustee, on May 1 of each year, beginning with May 1, 1997, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of the Section 6.10, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  Section 6.11    Use of Trust Moneys and Advances by Trustee.

                  If the Company shall fail to perform any of its covenants in this Indenture, the Trustee may, at any time and from time to time, use and apply any Funded Cash held by it pursuant to Section 8.06, or make advances, to effect performance of any such covenant on behalf of the Company; and all moneys so used or advanced by the Trustee shall be repaid by the Company, together with interest thereon at a rate per annum equal to the highest interest rate per annum borne by Bonds Outstanding at the time of such repayment, upon demand by the Trustee and any such advances by the Trustee shall be secured under this Indenture prior to the Bonds. For the repayment of all such advances by the Trustee the Trustee shall have the right to use and apply any Funded Cash held by it pursuant to Section 8.06, but no such use or application of Funded Cash nor any such advance shall relieve the Company from any default hereunder.

                  Section 6.12    Limited Issuance of Class "A" Bonds.

                  So long as any Bonds are Outstanding, the Company will not issue any additional Class "A" Bonds except (i) to replace mutilated, destroyed, lost or stolen Class "A" Bonds of the same series or to effect transfers and exchanges of Class "A" Bonds or (ii) such Class "A" Bonds as shall immediately after issuance be made the basis for the authentication and delivery of Bonds under Section 4.02.

                                  ARTICLE SEVEN

                 PLEDGED BONDS; ADDITIONAL CLASS "A" MORTGAGES;
                         DISCHARGE OF CLASS "A" MORTGAGE

                  Section 7.01.   Registration and Ownership of Pledged Bonds.

                  All Pledged Bonds shall be registered in the name of the Trustee or its nominee and shall be owned and held by the Trustee, subject to the provisions of this Indenture, for the benefit of the Holders of all Bonds from time to time Outstanding, and the Company shall have no interest therein. The Trustee shall be entitled to exercise all rights of bondholders under each Class "A" Mortgage either in its discretion or as otherwise provided in this Article or in Article Ten.

                  Section 7.02.   Payments on Pledged Bonds.

                  (a) Any payment by the Company of principal of or premium or interest on any Pledged Bonds shall be applied by the Trustee to the payment of any principal, premium or interest, as the case may be, in respect of the Bonds which is then due, and, to the extent of such application, the obligation of the Company hereunder to make such payment in respect of the Bonds shall be deemed to have been satisfied and discharged. If, at the time of any such payment of principal of Pledged Bonds, there shall be no principal then due in respect of the Bonds, the proceeds of such payment in respect of the Pledged Bonds shall be deemed to constitute Funded Cash and shall be held by the Trustee as part of the Mortgaged Property, to be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 4.05 for the withdrawal of cash. If, at the time of any such payment of premium or interest on Pledged Bonds, there shall be no premium or interest, as the case may be, then due in respect of the Bonds, the proceeds of such payment in respect of the Pledged Bonds shall be remitted to the Company upon receipt by the Trustee of a Company Order requesting the same; provided, however, that following the occurrence and during the continuance of an Event of Default, the Trustee shall not pay such proceeds over to the Company, but shall instead hold such proceeds as part of the Mortgaged Property.

                  (b) Each supplemental indenture pursuant to which any Pledged Bonds are issued shall contain a provision to the effect that any payment by the Company hereunder of principal of or premium or interest on Bonds which shall have been authenticated and delivered upon the basis of the issuance and delivery to the Trustee of such Pledged Bonds (other than by the application of the proceeds of a payment in respect of such Pledged Bonds) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Pledged Bonds which is then due.

                  Section 7.03.   Surrender of Pledged Bonds.

                  At the time any Bonds of any series, or any Tranche thereof, which shall have been authenticated and delivered upon the basis of Pledged Bonds, cease to be Outstanding (other than as a result of the application of the proceeds of the payment or redemption of such Pledged Bonds), the Trustee shall surrender to or upon the order of the Company an equal principal amount of such Pledged Bonds having the same Stated Maturity and provisions, if any, for mandatory redemption as such Bonds.

                  Section 7.04.   No Transfer of Pledged Bonds.

                  The Trustee shall not sell, assign or otherwise transfer any Pledged Bonds except to a successor trustee under this Indenture. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the placing of a legend on each Pledged Bond and the issuance of stop-transfer instructions to the trustee under the related Class "A" Mortgage or any other transfer agent thereunder.

                  Section 7.05.   Voting of Pledged Bonds.

                  The Trustee shall, as the holder of Pledged Bonds Outstanding under each Class "A" Mortgage, attend such meeting or meetings of bondholders under such Class "A" Mortgage or, at its option, deliver its proxy in connection therewith, as relate to matters with respect to which it is entitled to vote or consent. So long as no Event of Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the Class "A" Bonds Outstanding under any Class "A" Mortgage is sought without a meeting, the Trustee shall vote as holder of such Pledged Bonds, or shall consent with respect thereto, as follows:

                  (a) the Trustee shall vote all Pledged Bonds Outstanding under the 1930 Mortgage then held by it, or consent with respect thereto, in favor of any or all amendments or modifications of the 1930 Mortgage which the Company has requested and which do not have a material adverse effect on Holders of Bonds; and

                  (b) with respect to any other amendments or modifications of the 1930 Mortgage and to any amendments or modifications of any other Class "A" Mortgage:

                           (i) at any time when the Pledged Bonds Outstanding constitute less than a majority in aggregate principal amount of the Class "A" Bonds then

                  Outstanding under such Class "A" Mortgage, the Trustee shall vote all Pledged Bonds Outstanding under such Class "A"
                  Mortgage then held by it, or consent with respect thereto, proportionately with what the Trustee reasonably believes will be the vote or consent of the holders of all other Class "A" Bonds Outstanding under such Class "A" Mortgage the holders of which are eligible to vote or consent; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of a Class "A" Mortgage which, if it were an amendment or modification of this Indenture, would require the consent of Holders, without the prior consent, obtained in the manner prescribed in Section 14.02, of Holders of Bonds which would be required under said Section
                  14.02 for such an amendment or modification of this Indenture; and

                           (ii) at any time when the Pledged Bonds Outstanding constitute at least a majority in aggregate principal amount of the Class "A" Bonds then Outstanding under such Class "A" Mortgage, the Trustee shall vote all Pledged Bonds Outstanding under such Class "A" Mortgage then held by it, or consent with respect thereto, in accordance with the written direction of the Company evidenced by an Officer's Certificate or, in the absence of any such direction, proportionately with what the Trustee reasonably believes will be the vote or consent of the holders of all other Class "A" Bonds Outstanding under such Class "A" Mortgage the holders of which are eligible to vote or consent; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of a Class "A" Mortgage which, if it were an amendment or modification of this Indenture, would require the consent of Holders, without the prior consent, obtained in the manner prescribed in Section 14.02, of Holders of Bonds which would be required under said Section 14.02 for such an amendment or modification of this Indenture.

                  Section 7.06.   Designation of Additional Class "A" Mortgages.

                  (a) In the event that, after the date of the execution and delivery of this Indenture, a corporation which was the mortgagor under a mortgage or deed of trust or similar indenture qualified under the Trust Indenture Act is merged into or consolidated with the Company, such mortgage, deed of trust or similar indenture may be designated an additional Class "A" Mortgage upon delivery to the Trustee of the following:

                           (i) a Company Order authorizing the designation of such mortgage, deed of trust or similar indenture as an additional Class "A" Mortgage;

                           (ii)   an Officer's  Certificate  (A) stating that no
                  event has occurred and is continuing which entitles the trustee under such mortgage, deed of trust or similar indenture to accelerate the maturity of the obligations outstanding thereunder, (B) reciting the aggregate principal amount of obligations theretofore issued under such mortgage, deed of trust or similar indenture and the aggregate principal amount of obligations then outstanding thereunder, and (C) either (x) stating that all obligations outstanding under such mortgage, deed of trust or similar indenture that were issued on the basis of property additions were issued in principal amounts that did not exceed seventy percent (70%) of the cost or Fair Value of such property additions to the issuer thereof (whichever was less), or (y) in the event that the foregoing clause (x) is not the case, stating that the Company has irrevocably waived its right to the authentication and delivery of further obligations under such mortgage, deed of trust or similar indenture in a principal amount equal to the excess of the aggregate dollar amount of property additions certified to the trustee under such mortgage, deed of trust or similar indenture as the basis for all obligations outstanding thereunder that were issued on the basis of property additions (and outstanding obligations issued on the basis of retirements of obligations issued on the basis of property additions) over twenty-fourteenths (20/14ths) of the aggregate principal amount of all such outstanding obligations; and

                           (iii) an Opinion of Counsel to the effect that (A) the corporation that was the mortgagor under such mortgage, deed of trust or similar indenture has been duly and lawfully merged into or consolidated with the Company; (B) such mortgage, deed of trust or similar indenture is qualified under the Trust Indenture Act; (C) the Company has duly assumed and agreed to perform and pay the obligations of the mortgagor under such mortgage, deed of trust or similar indenture; (D) such mortgage, deed of trust or similar indenture constitutes a Lien upon the property described therein prior to the Lien of this Indenture; (E) the Lien of this Indenture constitutes a Lien on the property described in such mortgage, deed of trust or similar indenture of the character described in Granting Clause First, and in any subsequent generic grant of unspecified property as contemplated in Granting Clause Third, acquired by the Company from such corporation by virtue of such merger or consolidation, subject to no

                  Lien thereon prior to the Lien of this Indenture except the Lien of such mortgage, deed of trust or similar indenture, Permitted Liens and Liens of the character permitted to exist or to be hereafter created under Section 6.06; (F) the terms of such mortgage, deed of trust or similar indenture, as then in effect do not permit the further issuance of obligations thereunder except on the basis of cash, property additions of a character substantially similar to Property Additions or the retirement of outstanding obligations; (G) the terms of such mortgage, deed of trust or similar indenture, as then in effect and taking into account any waiver contemplated by clause (y) of subclause (C) of clause (ii) above, do not permit the further issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding seventy percent (70%) of the balance of the cost or the Fair Value thereof to the issuer thereof (whichever shall be less); and (H) the Indenture supplemental hereto referred to in subsection (b) of this Section complies with the requirements of clauses (i) and (ii) of said subsection (b).

                  (b) At such time as the Company and the Trustee have executed, and the Company has caused to be recorded:

                           (i) an indenture supplemental hereto (A) in which such mortgage, deed of trust or similar indenture has been designated as an additional Class "A" Mortgage, and (B) by which the Company has specifically imposed the Lien of this Indenture upon properties of the character described in Granting Clause First, and in any subsequent generic grant of unspecified property as contemplated in Granting Clause Third, acquired by the Company from such corporation by virtue of the merger or consolidation (and later improvements, extensions and additions thereto and renewals and replacements thereof); and

                           (ii) an indenture supplemental to such mortgage, deed of trust or similar indenture by which such mortgage, deed of trust or similar indenture has been amended to provide that a Matured Event of Default thereunder shall include an Event of Default hereunder or a Matured Event of Default under any other Class "A" Mortgage; provided, however, that the waiver or cure of such Event of Default or Matured Event of Default and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding Matured Event of Default under such mortgage, deed of trust or similar indenture and a rescission and annulment of the consequences thereof;

         then such mortgage, deed of trust or similar indenture and all obligations issued and outstanding thereunder shall for all purposes hereof be treated as a Class "A" Mortgage and as Class "A" Bonds, respectively, to the full and same extent as if specifically identified in Article One.

                  Section 7.07.   Discharge of Class "A" Mortgage.

                  (a) The Trustee shall surrender for cancellation to the trustee under any Class "A" Mortgage all Pledged Bonds then held by the Trustee issued under such Class "A" Mortgage upon receipt by the Trustee of:

                           (i) a Company Order requesting such surrender for cancellation of such Pledged Bonds;

                           (ii) an Officer's Certificate to the effect that no Class "A" Bonds are Outstanding under such Class "A" Mortgage other than Pledged Bonds and that promptly upon such surrender such Class "A" Mortgage will be satisfied and discharged pursuant to the terms thereof;

                           (iii)  an Engineer's Certificate:

                                    (A)   describing  in  reasonable  detail all
                           property constituting Property Additions designated by the Company, in its discretion, to be deemed, on and after the date of such surrender for cancellation and for all purposes of this Indenture, to have been made the basis of the authentication and delivery of all Bonds then Outstanding which shall have been authenticated and delivered under Section 4.02 on the basis of Pledged Bonds authenticated and delivered under such Class "A" Mortgage, such Property Additions to have, in the aggregate, a Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (H) or clause
                           (iv) below is less than the Cost thereof, then such Fair Value in lieu of Cost) not less than twenty-fourteenths (20/14ths) of the aggregate principal amount of such Bonds;

                                    (B)   stating   that   all   such   property
                           constitutes Property Additions;

                                    (C)   stating that such  Property  Additions
                           are desirable for use in the proper conduct of the business of the Company;

                                    (D)   stating that such Property  Additions,
                           to the extent of the Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (H) or clause (iv) below is less than the Cost thereof, then such Fair Value in lieu of Cost) to the Company to be deemed to have been made the basis of the authentication and delivery of such Bonds, will no longer constitute Bonded Property Additions (other than pursuant to clause (vi) of the definition of "Bonded") upon the discharge of the Class "A" Mortgage pursuant to which such Pledged Bonds were issued;

                                    (E)   stating,   except   as   to   Property
                           Additions acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                                    (F)   briefly  describing,  with  respect to
                           any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery;

                                    (G)   stating  what  part,  if any,  of such
                           Property Additions included property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-Five Thousand Dollars ($25,000) and whether or not the fair value thereof to the Company, as of such date, is less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds;

                                    (H)   stating,   in  the   judgment  of  the
                           signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Engineer's Certificate as provided for in clause (iv) below; provided, however, that if any such Property Additions shall have theretofore been certified to the trustee under such Class "A" Mortgage as the basis for the authentication and delivery of Class "A" Bonds:

                                            a)    which are Pledged  Bonds as of
                                    the date of such certificate; or

                                            b)    the  retirement of which shall
                                    have   theretofore   been   made  the  basis
                                    (whether   directly   or   indirectly   when
                                    considered in light of the issuance and retirement of successive issues of Class "A" Bonds) of the authentication and delivery of Pledged Bonds then held by the Trustee;

                           then there may be stated, in lieu of the Fair Value of such Property Additions as of the date of such certificate, the Fair Value thereof as so certified to the trustee under such Class "A" Mortgage; and

                                    (I)   stating that the Liens, if any, of the
                           character described in clause (e) of the definition of "Permitted Liens" to which any property included in such Property Additions is subject do not, in the judgment of the signers, materially impair the use of such property for the purposes for which the same is held by the Company;

                           (iv) in case any Property Additions are shown by the Engineer's Certificate provided for in clause (iii) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-Five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, an Independent Engineer's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Engineer's Certificate, of (A) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Engineer's Certificate provided for in clause (iii) above, and
                  (B) any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Bonds and as to which an Independent Engineer's Certificate has not previously been furnished to the Trustee;

                           (v) in case any Property Additions are shown by the Engineer's Certificate provided for in clause (iii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, a written appraisal of an Engineer stating, in the judgment of the Engineer, the Fair Value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                           (vi)   an Opinion of Counsel to the effect:

                                    (A)   that (except as to paving, grading and
                           other improvements to, under or upon highways, bridges, parks or other public property of analogous character) this Indenture is, or upon (x) the delivery of, or the filing or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, or (y) the satisfaction and discharge of the Class "A" Mortgage to be satisfied and discharged pursuant to this Section, will be, a Lien on all the Property Additions to be deemed to have been made the basis of the authentication and delivery of Bonds then Outstanding which shall have been authenticated and delivered under Section 4.02 on the basis of Pledged Bonds authenticated and delivered under such Class "A" Mortgage, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and

                                    (B)   that   the   Company   has   corporate
                           authority to operate the Property Additions with respect to which such application is made;

                           (vii) an Opinion of Counsel to the effect that upon satisfaction and discharge of such Class "A" Mortgage the Lien of this Indenture on the property formerly subject to the Lien of such Class "A" Mortgage, to the extent the same is part of the Mortgaged Property, will be subject to no Lien prior to the Lien of this Indenture except Permitted Liens and Liens of the character permitted to exist or to be hereafter created under Section 6.06; and

                           (viii) copies  of  the   instruments  of  conveyance,
                  assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (vi) above.

                  (b) The amount of the Cost of any Property Additions and the Fair Value thereof to the Company and the fair market value in cash of any securities or other property so delivered in payment therefor or for the acquisition thereof shall be determined for the purposes of this Section by the appropriate certificate provided for this Section.

                                  ARTICLE EIGHT

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

                  Section 8.01.   Quiet Enjoyment.

                  Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except such cash as is expressly required to be deposited with the Trustee and except, to the extent not otherwise provided herein, such securities as are expressly required to be deposited with the Trustee).

                  Section 8.02.   Dispositions without Release.

                  Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

                  (a) sell or otherwise dispose of, free from the Lien of this Indenture, or abandon or otherwise retire, any machinery, apparatus, equipment, frames, towers, poles, wire, pipe, cable, conduit, mains, tubes, drains, valves, tools, or implements, or any other fixture or personalty, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in one or more of the Primary Purposes of the Company's Business;

                  (b) cancel or make changes in or alterations of or substitutions for any and all leases;

                  (c) alter, change the location of, add to, repair and replace any and all transmission and distribution lines, pipes, substations, machinery, fixtures and other equipment;

                  (d) cancel, make changes in or substitutions for or dispose of any and all rights of way (including easements and licenses);

                  (e) surrender or assent to the modification of any franchise (including in that term any ordinances, indeterminate permits, licenses or other operating rights, however denominated, granted by federal, state, municipal or other governmental authority) under which the Company may be operating if, in the judgment of the Company, it is advisable to do so;

                  (f) abandon, or permit the abandonment of, the operation of any Mortgaged Property and surrender any franchise (as defined in Section 8.02(e)) under which such Mortgaged Property is operated, if, in the judgment of the Company, the operation of such Mortgaged Property and such franchise is not, under the circumstances, necessary or important for the operation of the remaining Mortgaged Property, or whenever the Company deems such abandonment or surrender to be advisable for any reason; provided however, that if the amount at which such Mortgaged Property and all other Mortgaged Property so abandoned or surrendered during the same calendar year was originally charged to the fixed property accounts of the Company is equal to ten percent (10%) or more of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) immediately prior to such abandonment or surrender, there shall be furnished to the Trustee an Independent Engineer's Certificate to the effect that neither such Mortgaged Property nor such franchise is, under the circumstances, necessary or important for the operation of the remaining property of the Company or that such abandonment or surrender is advisable for some other specified reason, and in either case that such abandonment or surrender will not impair the security under this Indenture in contravention of the provisions hereof; and

                  (g) grant, free from the Lien of this Indenture, easements, ground leases or rights of way in, upon, over or across the property or rights of way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights of way, facilities or equipment; provided, however, that such grant shall not materially impair the use of the property or rights of way for the purposes for which such property or rights of way are held by the Company.

                  Section 8.03. Release of Mortgaged Property if Bonding Ratio Test Satisfied.

                  Unless an Event of Default shall have occurred and be continuing, upon receipt of a Company Order requesting the release of Mortgaged Property pursuant to this Section 8.03, the Trustee shall execute and deliver to the Company the documents and instruments described in Section 8.03(a), releasing from the Lien of this Indenture any Mortgaged Property if the Fair Value of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Property Additions to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated on the Engineer's Certificates delivered pursuant to Section 8.03(b) and Section 8.03(c), equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds
Outstanding (other than Pledged Bonds) at the date of such Company Order as stated on the Officer's Certificate delivered pursuant to Section 8.03(d), upon receipt by the Trustee of:

                  (a) documents and instruments releasing without recourse the interest of the Trustee in the Mortgaged Property to be released, and describing in reasonable detail the Mortgaged Property to be released;

                  (b) an Engineer's Certificate, dated the date of such Company Order, stating (i) that the signers of such Engineer's Certificate have examined the Officer's Certificate delivered pursuant to Section 8.03(d) in connection with such release, (ii) the Fair Value, in the opinion of the signers of such Engineer's Certificate, of
         (A) all of the Mortgaged Property, and (B) the Mortgaged Property to be released, in each case as of a date not more than 90 days prior to the date of such Company Order, and (iii) that in the judgment of such signers, such release (A) will not materially adversely affect the Primary Purposes of the Company's Business, and (B) will not impair the security under this Indenture in contravention of the provisions hereof;

                  (c) in case any Property Additions are being acquired by the Company with the proceeds of, or otherwise in connection with, such release, an Engineer's Certificate, dated the date of such Company Order, as to the Fair Value, as of a date not more than 90 days prior to the date of such Company Order, of the Property Additions being so acquired (and if within six months prior to the date of acquisition by the Company of the Property Additions being so acquired, any property included within such Property Additions had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value thereof to the Company, as set forth in such Engineer's Certificate, is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the sum of (i) the aggregate principal amount of Bonds then Outstanding, and (ii) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, such certificate shall be an Independent Engineer's Certificate); and

                  (d) an Officer's Certificate, dated the date of such Company Order, stating (i) that the aggregate principal amount of Outstanding Bonds and Class "A" Bonds (other than Pledged Bonds) outstanding at the date of such Company Order, and stating that the Fair Value of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Property Additions to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated on the Engineer's Certificate filed pursuant to Section 8.03(b) equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of such aggregate principal amount, and
         (ii) that, to the knowledge of the signer, no Event of Default has occurred and is continuing.

                  Section 8.04.   Release of Limited Amount of Mortgaged
                                  Property.

                  If the Company is unable, or elects not, to obtain, in accordance with Section 8.03, the release from the Lien of this Indenture of Mortgaged Property, unless an Event of Default shall have occurred and be continuing, upon receipt of a Company Order requesting the release of Mortgaged Property pursuant to this Section 8.04, the Trustee shall execute and deliver to the Company the documents and instruments described in Section 8.04(a) releasing from the Lien of this Indenture any Mortgaged Property if the Fair Value thereof, as stated on the Engineer's Certificate delivered pursuant to Section 8.04(b), is less than one percent (1%) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order, provided that the aggregate Fair Value of all Mortgaged Property released pursuant to this Section 8.04, as stated on all Engineer's Certificates filed pursuant to this Section 8.04(b) in any period of 12 consecutive calendar months which includes the date of such Engineer's Certificate, shall not exceed three percent (3%) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order as stated on the Officer's Certificate delivered pursuant to Section 8.04(c), upon receipt by the Trustee of:

                  (a) documents and instruments releasing without recourse the interest of the Trustee in the Mortgaged Property to be released, and describing in reasonable detail the Mortgaged Property to be released;

                  (b)      an  Engineer's  Certificate,  dated  the date of such
         Company Order, stating (i) that the signer of such Engineer's Certificate has examined the Officer's Certificate delivered pursuant to Section 8.04(c) in connection with such release, (ii) the Fair Value, in the opinion of the signers of such Engineer's Certificate, of such Mortgaged Property to be released as of a date not more than 90 days prior to the date of such Company Order, and (iii) that in the judgment of such signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

                  (c) an Officer's Certificate, dated the date of such Company Order, stating (i) the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order, (ii) that one percent (1%) of such aggregate principal amount exceeds the Fair Value of the Mortgaged Property for which such release is applied for, (iii) that three percent (3%) of such aggregate principal amount exceeds the aggregate Fair Value of all Mortgaged Property released from the Lien of this Indenture pursuant to this Section 8.04, as shown by all Engineer's Certificates filed pursuant to Section

         8.04(b) in such period of 12 consecutive calendar months, and (iv) that, to the knowledge of the signer, no Event of Default has occurred and is continuing.

                  Section 8.05. Release of Mortgaged Property Not Subject to a Class "A" Mortgage.

                  (a) If the Company is unable, or elects not, to obtain, in accordance with Section 8.03, the release from the Lien of this Indenture of Mortgaged Property which is not subject to a Class "A" Mortgage, unless an Event of Default shall have occurred and be continuing, on the basis of cash, Government Obligations, purchase money obligations, Property Additions acquired by the Company with the proceeds of, or otherwise in connection with, such release, or the waiver of the right to the authentication and delivery of Bonds as described in subclause (B) of clause (iii) of this Section 8.05(a), or a combination thereof, upon receipt of a Company Order requesting the release of Mortgaged Property pursuant to this Section 8.05, the Trustee shall execute and deliver to the Company the documents and instruments described in Section 8.05(a)(i) releasing such Mortgaged Property from the Lien of this Indenture, upon receipt by the Trustee of:

                           (i) appropriate documents and instruments releasing without recourse the interest of the Trustee in the Mortgaged Property to be released, describing in reasonable detail the Mortgaged Property to be released and stating the amount and character of the proceeds to be received by the Company therefor;

                           (ii) an Engineer's Certificate, dated the date of such Company Order, stating (A) that the signers of such Engineer's Certificate have examined the Officer's Certificate, if any, delivered pursuant to clause (iii) of this Section 8.05(a) in connection with such release, (B) the Fair Value, in the opinion of the signers of such Engineer's Certificate, of the Mortgaged Property to be released as of a date not more than 90 days prior to the date of such Company Order, (C) the fair market value in cash, in the opinion of such signers (which opinion may be based on an Appraiser's Certificate), of any Government Obligations and purchase money obligations included in the consideration for such release, and (D) that in the judgment of such signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

                           (iii) (A) an aggregate amount of Government Obligations and purchase money obligations having a fair market value in cash as evidenced by an Appraiser's Certificate, cash and evidence of the acquisition by the Company of Property Additions with the proceeds of, or otherwise in connection with, such release (the amount of such Property Additions shall be the Fair Value thereof as of a date not more than 90 days prior to the date of such Company Order, as evidenced to the Trustee by an Engineer's Certificate dated the date of such Company Order, and if within six months prior to the date of acquisition by the Company of the Property Additions being so acquired, any property included within such Property Additions had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value thereof to the Company, as set forth in such Engineer's Certificate, is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the sum of (i) the aggregate principal amount of Bonds then Outstanding, and (ii) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, such certificate shall be an Independent Engineer's Certificate), not less than the Fair Value of the Mortgaged Property to be released, or (B) an Officer's Certificate, dated the date of such Company Order, waiving the right of the Company to the authentication and delivery of an aggregate principal amount of Bonds up to the amount required by subclause (A) of clause (iii) of this Section 8.05(a), on the basis of Class "A" Bonds under Section 4.02 or on the basis of Retired Bonds under Section 4.04, and stating the matters required to be stated in the Officer's Certificates provided for in clause (vi) of Section 4.01(a) and in clause (iv) of
                  Section 4.02(b) or clause (ii) of Section 4.04(b), as the case may be, in either case appropriately modified to reflect that the action being taken is the waiver of the right to, rather than a request for, the authentication and delivery of Bonds, or (C), a combination of the items specified in subclauses (A) and (B) of clause (iii) of this Section 8.05(a);

                           (iv) in case any obligations secured by purchase money mortgage upon the Mortgaged Property to be released are included in the consideration for such release and are delivered to the Trustee in connection with such release, an Opinion of Counsel, dated the date of the Company Order, stating that, in the opinion of the signer, such obligations are valid obligations enforceable in accordance with their terms, subject to the Customary Exceptions, and that the purchase money mortgage securing the same is sufficient to afford a valid purchase money Lien upon the property to be released subject to no Lien prior thereto except Permitted Liens and such Liens, if any, as shall have existed thereon just prior to such release as Liens prior to the Lien of this Indenture; and

                           (v) an Officer's Certificate, dated the date of such Company Order, stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing.

                  (b) Any purchase money obligations received or to be received by the Trustee under this Indenture in consideration for the release of any Mortgaged Property from the Lien of this Indenture by the Trustee, and the purchase money mortgage securing such purchase money obligations, shall be released by the Trustee from the Lien of this Indenture and delivered or assigned to the Company, or as it shall request, upon payment by the Company to the Trustee of the unpaid principal of such purchase money mortgage and/or of the obligations thereby secured; the principal of any such purchase money obligations not so released shall be paid to or collected by the Trustee as and when such principal shall become payable, and the Trustee may take any action which in its judgment may be desirable or necessary to preserve the security of such purchase money mortgage.

                  (c)      Any  cash  deposited  with  the  Trustee  under  this
         Section 8.05 may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

                  Section 8.06.   Withdrawal or Other Application of
                                  Funded Cash.

                  (a)      Subject to the provisions of Section 4.05 and Section
         6.07 and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section:

                           (i) may be withdrawn from time to time by the Company to the extent of the Cost or the Fair Value to the Company (whichever is less) of Unbonded Property Additions, after making any deductions pursuant to Section 1.04(b), described in an Engineer's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such withdrawal and complying with clause (ii) of
                  Section 4.03(b), delivered to the Trustee; provided, however, that the deductions contemplated by Section 1.04(b) shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

                           (ii) may be withdrawn from time to time by the Company (A) in the case of cash deposited with the Trustee under Section 4.05 or Section 7.02(a), to the extent of the aggregate principal amount of Bonds the authentication and delivery of which the Company shall be entitled under the provisions of Section 4.04, by virtue of compliance with all applicable provisions of Section 4.04 (except as hereinafter in this Section otherwise provided) and (B) in the case of all other Funded Cash and any other cash, in an amount equal to twenty-fourteenths (20/14ths) of such aggregate principal amount; provided, however, that such withdrawal of cash shall operate as a waiver by the Company of the right to the authentication and delivery of such Bonds and, to such extent no such Bonds may thereafter be authenticated and delivered hereunder; and any such Bonds which were the basis of such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of such withdrawal of cash;

                           (iii) may be withdrawn from time to time by the Company in an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of any Outstanding Bonds delivered to the Trustee;

                           (iv) may, upon the request to the Company, be used by the Trustee for the purchase of Bonds in the manner, at the time or times, in the amount or amounts, at the price or prices (not exceeding twenty- fourteenths (20/14ths) of the principal amount thereof) and otherwise as directed or approved by the Company; or

                           (v) may, upon the request of the Company, be applied by the Trustee to the payment at Stated Maturity of any Bonds or to the redemption of any Bonds which are, by the terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article Five.

                  (b) Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer's Certificate stating that no Event of Default has occurred and is continuing. If and to the extent that the withdrawal of cash is based upon Unbonded Property Additions (as permitted under the provisions of clause (i) of Section 8.06(a)), the Company shall, subject to the provisions of said clause (i) and except as hereafter in this subsection (b) provided, comply with all applicable provisions of this Indenture as if such Property Additions were made the basis for the authentication and delivery of Bonds equal in principal amount to seventy percent (70%) of the cash so to be withdrawn. If and to the extent that the withdrawal of cash is based upon the right to the authentication and delivery of Bonds (as permitted under the provisions of clause (ii) of Section 8.06(a)), the Company shall, except as hereafter in this subsection (b) provided, comply with all applicable provisions of Section 4.04 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this subsection
         (b) and of Section 4.04, in no event shall the Company be required to comply with Section 4.01.

                  (c) The principal of and interest on any obligations secured by a purchase money mortgage held by the Trustee shall be collected by the Trustee as and when the same become payable. Unless an Event of Default shall have occurred and be continuing, the interest received by the Trustee on any such obligations shall be remitted to the Company, and any payments received by the Trustee on account of the principal of any such obligations in excess of the amount of credit used by the Company in respect of such obligations upon the release of any property from the Lien hereof shall be deemed not to constitute Funded Cash and shall also be remitted to the Company. The Trustee shall have and may exercise all the rights and powers of an owner of such obligations and of all substitutions therefor and, without limiting the generality of the foregoing may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall exist, in accordance with a Company Order, and, during the existence of an Event of Default, in its own discretion.

                  (d) Any Bonds received by the Trustee pursuant to the provisions of this Section shall forthwith be canceled by the Trustee.

                  Section 8.07.   Release of Property Taken by Eminent
                                  Domain, etc.

                  Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company not elect to obtain the release of such property pursuant to other provisions of this Article Eight, the Trustee shall, upon request of the Company evidenced by a Company Order, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officer's Certificate stating the amount of net proceeds received or to be received for such property so taken or sold under threat of exercise of such power, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders of Bonds, and (c) a deposit by the Company of an amount in cash equal to the Cost of the Mortgaged Property so taken or sold (or, if the Fair Value to the Company of such property at the time the same became Mortgaged Property was less than the Cost thereof, then such Fair Value in lieu of Cost); provided, however, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Class "A" Mortgage or other Lien prior to the Lien of this Indenture. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

                  Section 8.08.   Alternative Release Provision.

                  In lieu of the other provisions for the release of the Mortgaged Property provided in this Indenture, unless an Event of Default shall have occurred and be continuing, the Company may in the alternative obtain the release of any part of the Mortgaged Property which is subject to the Lien of a Class "A" Mortgage (except cash or obligations secured by a purchase money mortgage) by delivery to the Trustee of an Officer's Certificate as to the non-existence of an Event of Default referred to above, an Engineer's Certificate as to the Fair Value of the property to be released and a copy of a release of such part of the Mortgaged Property from the Lien of such Class "A" Mortgage executed by the trustee thereunder; provided, however, that this Section shall not apply with respect to any release of Mortgaged Property from the Lien of any Class "A" Mortgage in connection with the discharge of such Class "A" Mortgage.

                  Section 8.09.   Disclaimer or Quitclaim.

                  In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has lawfully ordered the Company to divest itself of, any property of a character excepted from the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, execute such instruments of disclaimer or quitclaim as may be appropriate upon receipt by the Trustee of the following:

                  (a) an Officer's Certificate describing in reasonable detail the property to be disclaimed or quitclaimed; and

                  (b) an Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof and that the execution of such disclaimer or quitclaim is appropriate.

                  Section 8.10.   Miscellaneous.

                  (a) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

                  (b) If any property released from the Lien of this Indenture as provided in Section 8.03, 8.04 or 8.05 shall continue to be owned by the Company after such release, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or any improvement, extension or addition to such property or renewals, replacements or substitutions of or for any part or parts of such property unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof to the Trustee.

                  (c) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this
         Article in respect thereof.

                  (d) No purchaser in good faith of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of this authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.

                                  ARTICLE NINE

                           SATISFACTION AND DISCHARGE


                  Section 9.01.   Satisfaction and Discharge of Bonds.

                  (a) Any Bond or Bonds, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee, in trust:

                           (i) money (including Funded Cash not otherwise applied pursuant to Section 8.06) in an amount which shall be sufficient, or

                           (ii) in the case of a deposit made prior to the Maturity of such Bonds or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which shall be sufficient, or

                           (iii) a combination of (i) or (ii) which shall be sufficient,

         to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Bonds or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Bonds of any series or Tranche, such Bonds or portions thereof shall have been selected by the Bond Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee and the Bond Registrar to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee:

                           (x) if such deposit shall have been made prior to the Maturity of such Bonds, a Company Order stating that the money and Eligible Obligations deposited with the Trustee in accordance with this Section shall be held by the Trustee, in trust, as provided in Section 9.03; and

                           (y) if Eligible Obligations shall have been deposited with the Trustee, an Opinion of Counsel that the obligations so deposited with the Trustee constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an Independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (ii) above have been satisfied.

                  (b) Upon receipt by the Trustee of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x) and (y) of Section 9.01(a), (i) the Holders of the Bonds or portions thereof in respect of which such deposit was made shall no longer be entitled to the benefit of the covenants of the Company under Article Six (except the covenants contained in Sections 6.01(a), 6.02 and 6.03), and (ii) the Trustee shall, upon receipt of a Company Request, acknowledge in writing that such Bonds or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

                  (c) If payment at Stated Maturity of less than all of the Bonds of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Bond Registrar shall select such Bonds, or portions of principal amount thereof in the manner specified by Section 5.03 for selection for redemption of less than all the Bonds of a series or Tranche, unless a different manner is specified as contemplated by Section 3.01 for Bonds of such series or Tranche.

                  (d) In the event that Bonds which shall be deemed to have been paid as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit with the Trustee of moneys or Eligible Obligations as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Bonds, to the Holders of such Bonds to the effect that such deposit has been made and the effect thereof.

                  (e) Notwithstanding the satisfaction and discharge of any Bonds as aforesaid, the obligations of the Company and the Trustee in respect of such Bonds under Sections 3.04, 3.05, 3.06, 5.04, 6.02, 6.03, 11.07 and 11.15, Article Seven and this Article Nine shall survive.

                  (f) The Company shall pay, and shall indemnify the Trustee and each Holder of Bonds which are deemed to have been paid as provided in this Section against, any tax, fee or other charge imposed on or assessed against the Eligible Obligations deposited with the Trustee or the principal or
         interest   received  by  the  Trustee  in  respect  of  such   Eligible
         Obligations.

                  (g) Anything herein to the contrary notwithstanding, if, at any time after a Bond would be deemed to have been satisfied or discharged pursuant to this Section (without regard to the provisions of this subsection (g)), the Trustee shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable federal or state bankruptcy, insolvency or other similar law, the indebtedness of the Company in respect of such Bond shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain Outstanding.

                  Section 9.02.   Satisfaction and Discharge of Indenture.

                  (a) This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                           (i)    either:

                                    (A)   all  Bonds  theretofore  authenticated
                           and delivered (other than (1) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (2) Bonds deemed to have been paid in accordance with
                           Section 9.01) have been delivered to the Trustee for cancellation; or

                                    (B)   all Bonds not theretofore delivered to
                           the Trustee for cancellation (other than Bonds described in clause (1) of subclause (A) above) shall be deemed to have been paid in accordance with
                           Section 9.01;

                           (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                           (iii) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  (b) Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 11.07 and 11.15 and this Article Nine shall survive.

                  (c) Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer, reconvey and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to
         Section 9.03) and shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such assignment, transfer, reconveyance and turning over and the release and discharge of the Lien of this Indenture.

                  Section 9.03.   Application of Trust Money.

                  Neither the Eligible Obligations nor the money deposited with the Trustee pursuant to Section 9.01, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Bonds or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 6.03; provided, however, that, unless an Event of Default shall have occurred and be continuing, any cash received from such principal or interest payments on such Eligible Obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in clause (ii) of
Section 9.01(a), and, subject to the rights of the Trustee under Section 11.07, interest earned from such reinvestment shall be paid over to the Company as received by the Trustee, free and clear of the Lien of this Indenture; and provided, further, that unless an Event of Default shall have occurred and be continuing, any moneys held by the Trustee in accordance with this Section on the Maturity of all such Bonds in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Bonds, subject to the rights of the Trustee under Section 11.07, shall be paid over to the Company free and clear of the Lien of this Indenture.

                                   ARTICLE TEN

                           EVENTS OF DEFAULT; REMEDIES


                  Section 10.01.  Events of Default.

                  An "Event of Default", wherever used herein with respect to the Bonds, means any one the following events:

                  (a) failure to pay interest, if any, on any Bond within sixty (60) days after same becomes due and payable; or

                  (b) failure to pay the principal of or premium, if any, on any Bond within fifteen (15) days after its Maturity; or

                  (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with) for a period of sixty (60) days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 50% in principal amount of the Bonds then Outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Bonds not less than the principal amount of Bonds the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

                  (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or
         (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of ninety (90) consecutive days; or

                  (e) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

                  (f) the occurrence of a Matured Event of Default under any Class "A" Mortgage; provided, however, that, anything in this Indenture to the contrary notwithstanding, the waiver or cure of such event of default under such Class "A" Mortgage and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof.

                  Section 10.02. Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding may declare the principal amount (or, if any of the Bonds are Discount Bonds, such portion of the principal amount of such Bonds as may be specified in the terms thereof as contemplated by Section 3.01) of all of the Bonds to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any, thereon, shall become immediately due and payable.

                  (b) At any time after such a declaration of acceleration of the maturity of the Bonds then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if:

                           (i) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                                    (A)   all overdue  interest,  if any, on all
                           Bonds then Outstanding;

                                    (B)   the principal of and premium,  if any,
                           on any Bonds then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Bonds; and

                                    (C)   all amounts  due to the Trustee  under
                           Section 11.07; and

                           (ii) any other Event or Events of Default, other than the non-payment of the principal of Bonds which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 10.17.

                  No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                  Section 10.03.  Entry Upon Mortgaged Property.

                  If an Event of Default shall have occurred and be continuing, the Company, upon demand of the Trustee and if and to the extent permitted by law, shall forthwith surrender to the Trustee the actual possession of, and the Trustee, by such officers or agents as it may appoint, may enter upon, and take possession of, the Mortgaged Property; and the Trustee may hold, operate and manage the Mortgaged Property, and in that connection shall have access to the books and accounts of the Company, and may make all needful repairs and such renewals, replacements, betterments and improvements as to the Trustee shall seem prudent; and the Trustee may receive the rents, issues, profits, revenues and other income of the Mortgaged Property; and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Mortgaged Property, as well as payments for insurance and taxes and other proper charges upon the Mortgaged Property prior to the Lien of this Indenture and reasonable compensation to itself, its agents and counsel, the Trustee may apply the same as provided in Section 10.07. Whenever all that is then due in respect of the principal of and premium, if any, and interest, if any, on the Bonds and under any of the terms of this Indenture shall have been paid and all defaults hereunder shall have been cured, the Trustee shall surrender possession of the Mortgaged Property to the Company.

                  Section 10.04.  Power of Sale; Suits for Enforcement.

                  If an Event of Default shall have occurred and be continuing, the Trustee, by such officers or agents as it shall appoint, with or without entry, in its discretion may, subject to the provisions of Section 10.16 and if and to the extent permitted by law:

                  (a)      sell,  subject  to  any  mandatory   requirements  of
         applicable law, the Mortgaged Property as an entirety, or in such parcels as the Holders of a majority in aggregate principal amount of the Bonds then Outstanding shall in writing request, or in the absence of such request, as the Trustee may determine, to the highest bidder at public auction at such place and at such time (which sale may be adjourned by the Trustee from time to time in its discretion by announcement at the time and place fixed for such sale, without further notice) and upon such terms as the Trustee may fix and briefly specify in a notice of sale to be published once in each week for four successive weeks prior to such sale in an Authorized Publication in each Place of Payment for the Bonds of each series; or

                  (b) proceed to protect and enforce its rights and the rights of the Holders of Bonds under this Indenture by sale pursuant to judicial proceedings or by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the foreclosure of this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders of Bonds.

                  Section 10.05.  Incidents of Sale.

                  Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

                  (a) the principal amount (or, if any of the Bonds are Discount Bonds, such portion of the principal amount of such Bonds as may be specified in the terms thereof as contemplated by Section 3.01) of all Outstanding Bonds, if not previously due, shall at once become and be immediately due and payable together with premium, if any, and accrued interest, if any, thereon;

                  (b) any Holder or Holders of Bonds or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any

         Outstanding Bonds or claims for interest thereon in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show partial payment;

                  (c) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                  (d) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property so sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

                  (e) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company; and

                  (f) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or her or their purchase money and such purchaser or purchasers and his or her or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.

                  Section 10.06. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  (a) If an Event of Default described in Section 10.01(a) or 10.01(b) shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Bonds with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Bonds for principal and premium, if any, and interest, if any, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 11.07.

                  (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Bonds and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Bonds, wherever situated.

                  (c) The Trustee shall, to the extent permitted by law, be entitled to sue and recover judgment as aforesaid either before, during or after the pendency of any proceedings for the enforcement of the Lien of this Indenture, and in case of a sale of the Mortgaged Property or any part thereof and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Bonds then Outstanding for principal, premium if any, and interest, if any, for the benefit of the Holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged Property or any other property of the Company shall affect or impair the Lien of this Indenture upon the Mortgaged Property or any part thereof or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Holders of the Bonds.

                  Section 10.07.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article, including any rents, issues, profits, revenues and other income collected pursuant to Section 10.03 (after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or Liens prior to the Lien of this Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any other money collected by the Trustee under the provisions of this Indenture (unless otherwise herein specifically provided for), together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Mortgaged Property, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Bonds and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:   To the payment of all  amounts due the Trustee  under
Section 11.07;

                  SECOND: To the payment of the whole amount then due and unpaid upon the Outstanding Bonds for principal and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal and interest, if any, without any preference or priority, ratably according to the aggregate amount so due and unpaid, with any balance then remaining to the payment of premium, if any, ratably as aforesaid; provided, however, that any money specifically collected by the Trustee in respect of interest or pursuant to Section 10.03 shall first be applied to the payment of interest so due; and

                  THIRD:   To the  payment  of the  remainder,  if  any,  to the
Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may order.

                  Section 10.08.  Receiver.

                  If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Bonds or the solvency of the Company, to the appointment of a receiver of the Mortgaged Property, and of the rents, issues, profits, revenues and other income thereof, but, notwithstanding the appointment of any receiver, the Trustee shall be entitled to retain possession and control of, and to collect and receive the income from, cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder.

                  Section 10.09.  Trustee May File Proofs of Claim.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Bonds or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 11.07) and of the Holders allowed in such judicial proceeding; and

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

                  and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 11.07.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 10.10. Trustee May Enforce Claims without Possession of Bonds.

                  All rights of action and claims under this Indenture or on the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

                  Section 10.11.  Limitation on Suits.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c)      such  Holder or  Holders  shall  have  offered to the
         Trustee   reasonable   indemnity   against  the  costs,   expenses  and
         liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Bonds then Outstanding;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  Section 10.12. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional to receive payment of the principal of and premium if any, and (subject to Section 3.07) interest, if any, on such Bond on the Stated Maturity or Maturities expressed in such Bond (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 10.13.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

                  Section 10.14.  Rights and Remedies Cumulative.

                  Except as otherwise provided in Section 3.06(f), no right or remedy herein conferred upon or reserved to the Trustee or to the

Holders is intended to be exclusive of any other right or remedy, and, subject to Section 10.11, every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 10.15.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 10.16.  Control by Holders of Bonds.

                  If an Event of Default shall have occurred and be continuing, the Holders of a majority in aggregate principal amount of the Bonds then
Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee herein; provided, however, that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate;

                  (b) such direction shall not be unduly prejudicial to the rights of the nonassenting Holders; and

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 10.17.  Waiver of Past Defaults.

                  (a) Before any sale of any of the Mortgaged Property and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding may, by an Act of such Holders delivered to the Trustee and the Company, on behalf of the Holders of all the Bonds then Outstanding waive any past default hereunder and its consequences, except a default:

                           (i) in the payment of the principal of or premium, if any, or interest, if any, on any Bond Outstanding, or

                           (ii) in respect of a covenant or provision hereof which under Section 14.02(a) cannot be modified or amended without the consent of the Holder of each Outstanding Bond of any series or Tranche affected.

                  (b) Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 10.18.  Undertaking for Costs.

                  The Company and the Trustee agree, and each Holder of Bonds by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Bonds then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Bond on or after the Stated Maturity or Maturities expressed in such Bond (or, in the case of redemption, on or after the Redemption Date).

                  Section 10.19.  Waiver of Appraisement and Other Laws.

                  To the full extent that it may lawfully so agree, the Company shall not at any time set up, claim or otherwise seek to take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in effect, in order to prevent or hinder the enforcement of this Indenture or the absolute sale of the Mortgaged Property, or any part thereof, or the possession thereof, or any part thereof, by any purchaser at any sale under this Article; and the Company, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the Mortgaged Property marshalled upon any foreclosure of the Lien hereof, and agrees that any court having jurisdiction to foreclose the Lien of this Indenture may order the sale of the Mortgaged Property as an entirety.

                  Section 10.20.  Defaults under Class "A" Mortgages.

                  In addition to every other right and remedy provided herein, the Trustee may exercise any right or remedy available to the Trustee in its capacity as owner and holder of Pledged Bonds which arises as a result of a default or Matured Event of Default under any Class "A" Mortgage, whether or not an Event of Default shall then have occurred and be continuing.

                                 ARTICLE ELEVEN

                                   THE TRUSTEE

                  Section 11.01.  Certain Duties and Responsibilities.

                  (a) The Trustee shall have and be subject to all the duties and responsibilities and all of the protections, exculpations and limitations on liability specified with respect to an indenture trustee in the Trust Indenture Act, including those deemed by the Trust Indenture Act to be included herein, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 11.02.  Notice of Defaults.

                  (a) The Trustee shall give the Holders notice of any default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 10.01(c), no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

                  (b) The Trustee shall give to the trustee under each Class "A" Mortgage a copy of each notice of default given to the Holders pursuant to this Section. In addition, the Trustee shall give to the Holders copies of each notice of default under any Class "A" Mortgage given to the Trustee in its capacity as owner and holder of Pledged Bonds issued and outstanding thereunder.

                  Section 11.03.  Certain Rights of Trustee.

                  Subject to the provisions of Section 11.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) except as otherwise provided in Section 10.01(c), the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Administration Division of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default, or (ii) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on the Bonds or by any Holder of such Bonds or, in the case of an Event of Default described in Section 10.01(f), by the trustee under the related Class "A" Mortgage; and

                  (i) the Trustee shall not be personally liable, in the case of entry by it upon the Mortgaged Property, for debts contracted or damages incurred in the management or operation of the Mortgaged Property.

                  Section 11.04. Not Responsible for Recitals or Issuance of Bonds.

                  The recitals contained herein and in the Bonds (except the Trustee's certificates of authentication) shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bonds, as to the value or condition of the Mortgaged Property or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity of any Class "A" Bonds or other securities at any time pledged or deposited with the Trustee hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Bonds or the proceeds thereof or of any moneys paid to the Company or upon Company Order under any provision hereof.

                  Section 11.05.  May Hold Bonds.

                  Each of the Trustee, any Authenticating Agent, any Paying Agent, any Bond Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 11.08 and 11.13, may otherwise deal with the Company with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Bond Registrar or other agent.

                  Section 11.06.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  Section 11.07.  Compensation and Reimbursement.

                  (a)      The Company shall:

                           (i) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (ii) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (iii) indemnify the Trustee and hold it harmless from and against any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  (b) As security for the performance of the obligations of the Company under this Section, the Trustee shall have a Lien prior to the Bonds upon the Mortgaged Property and any money collected by the Trustee as proceeds of the Mortgaged Property, other than property and funds held in trust under Section 9.03 (except as otherwise provided in Section 9.03).

                  Section 11.08.  Disqualification; Conflicting Interests.

                  If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture.

                  Section 11.09.  Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be:

                  (a) a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or

                  (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and not otherwise disqualified under Section 310(a)(5) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 11.10. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 11.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 11.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Trustee and to the Company.

                  (d)      If at any time:

                           (i)    the Trustee  shall fail to comply with Section
                  11.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                           (ii)   the Trustee  shall cease to be eligible  under
                  Section 11.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee, or (y) subject to Section 10.18, any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in subclause (y) of clause (iii) of subsection (d) of this Section), the Company, by a Board Resolution, shall take prompt steps to appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 11.11. In case all or substantially all of the Mortgaged Property shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may similarly appoint a successor to fill such vacancy until a new Trustee shall be so appointed by the Holders. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 11.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 11.11, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f)      So long as no event  which  is,  or after  notice  or
         lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 11.11, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed pursuant to subsection (d) of this Section and such appointment shall be deemed to have been accepted as contemplated in
         Section 11.11, all as of such date, and all other provisions of this Section and Section 11.11 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

                  (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

                  Section 11.11.  Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject, nevertheless, to the provisions of Section 11.07(b).

                  (b) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such estates, properties, rights, powers and trusts referred to in subsection (a) of this Section.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article to the extent operative.

                  Section 11.12. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

                  Section 11.13. Preferential Collection of Claims Against Company.

                  If the Trustee shall be or become a creditor of the Company (or any other obligor upon the Bonds), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company (or such other obligor).

                  Section 11.14.  Co-Trustees and Separate Trustees.

                  (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Mortgaged Property may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least a majority in aggregate principal amount of the Bonds then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Mortgaged Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have the power to make such appointment.

                  (b) Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                  (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                           (i) the Bonds shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                           (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                           (iii) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                           (iv) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

                           (v) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                  Section 11.15.  Appointment of Authenticating Agent.

                  (a) The Trustee may appoint an Authenticating Agent or Agents (which, except for authentication of Bonds upon the original issuance thereof, may be the Company) with respect to the Bonds of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Bonds of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Bonds so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Bonds by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent, other than the Company, shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall have no liability for such payments. The Trustee shall not be responsible for any misconduct, bad faith or negligence on the part of any Authenticating Agent appointed with due care by the Trustee hereunder.

                  (e) The provisions of Sections 3.08, 11.04 and 11.05 shall be applicable to each Authenticating Agent.

                  (f) If an appointment with respect to the Bonds of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Bonds of such series or Tranche may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication substantially in the following form:

                           This is one of the  Bonds  of the  series  designated
                  therein referred to in the within-mentioned Indenture.

                                            ------------------------------
                                            as Trustee

                                            By____________________________
                                                 As Authenticating Agent

                                            By____________________________
                                                 Authorized Officer

                  (g) If all of the Bonds of a series, or any Tranche thereof, may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Bonds upon original issuance located in a Place of Payment where the Company wishes to have Bonds of such series or such Tranche authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.05 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Bonds or such Tranche.

                                 ARTICLE TWELVE

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY

                  Section 12.01.  Lists of Holders; Preservation of
                                  Information.

                  Semiannually, between April 15 and May 1 and between October 15 and November 1 in each year, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act. Every Holder of Bonds, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Bonds in accordance with Section 312 of the Trust Indenture Act, or any successor section of such Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act, or any successor section of such Act.

                  Section 12.02.  Reports by Trustee and Company.

                  Annually, not later than sixty (60) days after May 15 in each year commencing with the first May 15th following the first issuance of Bonds pursuant to Section 3.01, if required by Section 313(a) of the Trust Indenture Act, or any successor section of such Act, the Trustee shall transmit to the Holders and the Commission a report with respect to any events described in
Section 313(a) of the Trust Indenture Act, or any successor section of such Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. A copy of each report required to be transmitted to the Holders pursuant to Section 313 of the Trust Indenture Act shall, at the time of such transmission to the Holders, be furnished to the Company and be filed by the Trustee with each stock exchange, if any, upon which the Bonds of any series, or any Tranche thereof, are listed and also with the Commission. The Company agrees to notify the Trustee when and as the Bonds of such series, of any such Tranche, become admitted to trading on any national securities exchange.

                                ARTICLE THIRTEEN

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

                  Section 13.01. Company May Consolidate, etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, or otherwise transfer or lease, subject to the Lien of this Indenture, the Mortgaged Property as or substantially as an entirety to any Person, unless:

                  (a) such consolidation, merger, conveyance, other transfer or lease shall be on such terms as shall fully preserve in all material respects the Lien and security of this Indenture and the rights and powers of the Trustee and the Holders of the Bonds hereunder;

                  (b) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state or territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the ("Successor Corporation") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and satisfactory to the Trustee, which:

                           (i) in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Bonds then Outstanding, contains an assumption by the Successor Corporation of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Bonds then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company, and

                           (ii) in the case of a consolidation, merger, conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Corporation, of the same tenor of the Granting Clauses herein:

                                    (A)   confirming  the Lien of this Indenture
                           on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property real, personal and mixed, thereafter acquired by the Successor Corporation which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, and

                                    (B)   at  the  election  of  the   Successor
                           Corporation, subjecting to the Lien of this Indenture such property, real, personal or mixed, in addition to the property described in subclause (A) above, then owned or thereafter acquired by the Successor Corporation as the Successor Corporation shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

                  (c) in the case of a lease, such lease shall be made expressly subject to termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings; and

                  (d) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 13.02.  Successor Corporation Substituted.

                  Upon any consolidation or merger or any conveyance or other transfer, subject to the Lien of this Indenture, of the Mortgaged Property as or substantially as an entirety in accordance with Section 13.01, the Successor Corporation shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Indenture with the same effect as if such Successor Corporation had been named as the "Company" herein.
Without limiting the generality of the foregoing:

                  (a)      all  property  of  the  Successor   Corporation  then
         subject to the Lien of this  Indenture,  of the character  described in
         Section 1.04(a), shall constitute Property Additions;

                  (b) the Successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Four, authenticate and deliver, Bonds upon the basis of Property Additions or upon any other basis provided in Article Four; and

                  (c)      the  Successor   Corporation   may,  subject  to  the
         applicable provisions of this Indenture, cause Property Additions to be applied to any other Authorized Purpose.

All Bonds so executed by the Successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the same benefit of the Lien and security of this Indenture as all Bonds executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

                  Section 13.03. Extent of Lien Hereof on Property of Successor Corporation.

                  Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 13.01, the indenture supplemental hereto contemplated in clause (ii) of Section 13.01(b), or any other indenture, contains a grant, conveyance, transfer and mortgage by the Successor Corporation as described in subclause (B) thereof, neither this Indenture nor such supplemental indenture shall become or be required to become or be a Lien upon any of the properties then owned or thereafter acquired by the Successor Corporation except properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts of such properties.

                  Section 13.04. Release of Company upon Conveyance Or Other Transfer.

                  In the case of a conveyance or other transfer  contemplated in
Section 13.01, upon the satisfaction of all the conditions  specified in Section
13.01 the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Bonds then Outstanding unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge.

                  Section 13.05.  Merger into Company; Extent of Lien Hereof.

                  (a) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer or lease, subject to the Lien of this Indenture, of any part of the Mortgaged Property which does not constitute the entirety, or substantially the entirety, thereof.

                  (b) Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts of such properties.

                                ARTICLE FOURTEEN

                             SUPPLEMENTAL INDENTURES

                  Section 14.01. Supplemental Indentures Without Consent of Holders.

                  (a) Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Bonds, all as provided in Article Thirteen; or

                           (ii) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Bonds of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

                           (iii) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property; or

                           (iv) to convey, transfer and assign to the Trustee and to subject to the Lien of this Indenture with the same force and effect as if included in the Granting Clauses herein, property of subsidiaries of the Company used or to be used for one or more purposes which if owned by the Company would constitute property used or to be used for one or more of the Primary Purposes of the Company's Business, which property shall for all purposes of this Indenture be deemed to be property of the Company, together with such other provisions as may be appropriate to express the respective rights of the Trustee and the Company in regard thereto;

                           (v) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Bonds of any series or Tranche in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only when no Bond of such series or Tranche remains Outstanding; or

                           (vi) to establish the form or terms of Bonds of any series or Tranche as contemplated by Sections 2.01 and 3.01; or

                           (vii) to provide for the authentication and delivery of Bonds in bearer form and interest coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration of principal thereof and the exchange and replacement thereof, for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

                           (viii) to evidence and provide for the  acceptance of
                  appointment hereunder by a successor Trustee or by a co-trustee or separate trustee; or

                           (ix)   to  provide  for the  procedures  required  to
                  permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Bonds; or

                           (x) to change any place or places where (A) the principal of and premium, if any, and interest, if any, on all or any series of Bonds, or any Tranche thereof, shall be payable, (B) all or any series of Bonds, or any Tranche thereof, may be surrendered for registration of transfer, (C) all or any series of Bonds, or any Tranche thereof, may be surrendered for exchange, and (D) notices and demands to or upon the Company in respect of all or any series of Bonds, or any Tranche thereof, and this Indenture may be served; or

                           (xi) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or to make any changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Bonds of any series or Tranche in any material respect; or

                           (xii)  to  reflect  changes  in  Generally   Accepted
                  Accounting Principles; or

                           (xiii) to  provide  the terms and  conditions  of the
                  exchange or conversion, at the option of the holders of Bonds of any series, of the Bonds of such series for or into Bonds of other series or stock or other securities of the Company or any other corporation; or

                            (xiv) to change the words "Mortgage Bonds" to "First
                  Mortgage Bonds" in the descriptive title of all

                  Outstanding Bonds at any time after the discharge of the 1930 Mortgage; or

                           (xv) to comply with the rules or regulations of any national securities exchange on which any of the Bonds may be listed.

                  (b) Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and:

                           (i) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

                           (ii) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act as in effect at such date, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect such changes or elimination.


                  Section 14.02.  Supplemental Indentures With Consent of
                                  Holders.

                  (a) With the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Bonds of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the

         Bonds of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond of each series or Tranche so directly affected:

                           (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Bond, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Bond that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a), or change the coin or currency (or other property), in which any Bond or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                           (ii) permit the creation of any Lien ranking prior to the Lien of this Indenture with respect to all or substantially all of the Mortgaged Property or terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property, or deprive such Holder of the benefit of the security of the Lien of this Indenture; or

                           (iii) reduce the percentage in principal amount of the Outstanding Bonds of such series or Tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 15.04(a) for quorum or voting; or

                           (iv)   modify any of the  provisions of this Section,
                  Section 6.09 or Section 10.17, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section pursuant to clause
                  (viii) of Section 14.01(a).

                  (b) A supplemental indenture which (i) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Bonds of one or more specified series, or one or more Tranches thereof, or (ii) modifies the rights of the Holders of Bonds of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Bonds of any other series or Tranche.

                  (c) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 14.03.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 11.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

                  Section 14.04.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

                  Section 14.05.  Conformity With Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  Section 14.06.  Reference in Bonds to Supplemental
                                  Indentures.

                  Bonds of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Bonds of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered in exchange for Outstanding Bonds of such series or Tranche.

                                 ARTICLE FIFTEEN

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING


                  Section 15.01.  Purposes for Which Meetings May be Called.

                  A meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Bonds of such series or Tranches.

                  Section 15.02.  Call, Notice and Place of Meetings.

                  (a) The Trustee may at any time call a meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 15.01, to be held at such time and (except as provided in subsection (b) of this Section) at such place in the Borough of Manhattan as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.09, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) The Trustee may be asked to call a meeting of the Holders of Outstanding Bonds of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 25% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting by giving notice thereof in the manner provided in subsection (a) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this subsection (b), and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Bonds of such series and Tranches in the amount above specified, may determine the time and the place in the Borough of Manhattan, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  (c) Any meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Bonds of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Bonds of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

                  Section 15.03. Persons Entitled to Vote at Meetings; Record Date.

                  To be entitled to vote at any meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Bonds of such series or Tranches on the record date fixed as provided below, or (b) a Person appointed by an instrument in writing by a Holder or Holders of one or more Outstanding Bonds of such series or Tranches on the record date fixed as provided below as proxy for such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Bonds of any series or Tranche shall be the Persons entitled to vote at such meeting, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. The Company may fix in advance a record date for the determination of Holders who are entitled to vote at a meeting called pursuant to Section 15.02 and, if the Company does not so fix a record date, the Trustee may do so.

                  Section 15.04.  Quorum; Action.

                  (a) The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Bonds of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Bonds of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 15.05(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1.09 not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Bonds of such series and Tranches which shall constitute a quorum.

                  (b) Except as limited by Section 14.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class.

                  (c) Any resolution passed or decision taken at any meeting of Holders of Bonds duly held in accordance with this Section shall be binding on all the Holders of Bonds of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

                  Section 15.05. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

                  (a) Attendance at meetings of Holders of Bonds may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Bonds with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Bonds before being voted.

                  (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Bonds in regard to proof of the holding of such Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 1.07 and the appointment of any proxy shall be proved in the manner specified in Section 1.07. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.07 or other proof.

                  (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 15.02(b), in which case the Company or the Holders of Bonds of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds of all series and Tranches represented at the meeting, considered as one class.

                  (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Bonds held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Bond or proxy.

                  (e) Any meeting duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

                  Section 15.06.  Counting Votes and Recording Action of
                                  Meetings.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Bonds, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.02 and, if applicable, Section 15.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  Section 15.07.  Action Without Meeting.

                  In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 1.07.

                                 ARTICLE SIXTEEN

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

                  Section 16.01.  Liability Solely Corporate.

                  No recourse shall be had for the payment of the principal of or premium if any, or interest, if any, on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Bonds are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Bonds or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Bonds.


              -----------------------------------------------------



                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


                                            OHIO EDISON COMPANY



                                            By:   ______________________________
                                            Title:______________________________

[Corporate Seal]

Attest:


- ---------------------------
   Corporate Secretary


                                            THE BANK OF NEW YORK



                                            By:   ______________________________
                                            Title:______________________________

[Corporate Seal]

Attest:


- ---------------------------
  Assistant Secretary

                                                                       Exhibit A




                   Lands and Interests in Land Subject to the
                       Lien of and Referenced in the 1930
                        Mortgage and Supplements Thereto

                                                                           DRAFT




- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



                           GENERAL MORTGAGE INDENTURE


                                       AND


                                  DEED OF TRUST




                               OHIO EDISON COMPANY


                                       TO


                              THE BANK OF NEW YORK,
                                   as Trustee


                                   Dated As Of
                                  June 1, 1996


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----

GRANTING CLAUSE FIRST.....................................................-1-

GRANTING CLAUSE SECOND....................................................-2-

GRANTING CLAUSE THIRD.....................................................-2-

GRANTING CLAUSE FOURTH....................................................-2-

EXCEPTED PROPERTY.........................................................-3-

TRUST.....................................................................-5-

COVENANT .................................................................-5-

                                   ARTICLE ONE

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........-7-
         Section 1.01.   General Definitions..............................-7-
         "Act"............................................................-7-
         "Adjusted Net Earnings"..........................................-7-
         "Affiliate"......................................................-8-
         "Annual Interest Requirements"...................................-8-
         "Appraiser"......................................................-8-
         "Appraiser's Certificate"........................................-8-
         "Authenticating Agent"...........................................-8-
         "Authorized Executive Officer"...................................-8-
         "Authorized Publication".........................................-8-
         "Authorized Purposes"............................................-9-
         "Board of Directors".............................................-9-
         "Board Resolution"...............................................-9-
         "Bonded" ........................................................-9-
         "Bond Register" and "Bond Registrar".............................-9-
         "Bonds"  ........................................................-9-
         "Business Day"...................................................-9-
         "Class "A" Bonds"................................................-9-
         "Class "A" Mortgage".............................................-9-
         "Commission".....................................................-9-
         "Company".......................................................-10-
         "Company Order" or "Company Request"............................-10-
         "Corporate Trust Office"........................................-10-
         "Cost"   .......................................................-10-
         "Customary Exceptions"..........................................-10-
         "Defaulted Interest"............................................-10-

         "Discount Bond".................................................-10-
         "Dollar" or "$".................................................-10-
         "Eligible Obligations"..........................................-10-
         "Engineer"......................................................-11-
         "Engineer's Certificate"........................................-11-
         "Event of Default"..............................................-11-
         "Excepted Property".............................................-11-
         "Fair Value"....................................................-11-
         "Funded Cash"...................................................-11-
         "Generally Accepted Accounting Principles"......................-12-
         "Governmental Authority"........................................-12-
         "Government Obligations"........................................-12-
         "Holder"........................................................-12-
         "Indenture".....................................................-12-
         "Independent"...................................................-13-
         "Independent Engineer's Certificate"............................-13-
         "Interest Payment Date".........................................-13-
         "Investment Securities".........................................-13-
         "Lien"..........................................................-14-
         "Matured Event of Default"......................................-14-
         "Maturity"......................................................-14-
         "Mortgaged Property"............................................-14-
         "Net Earnings Certificate"......................................-14-
         "1930 Mortgage".................................................-14-
         "Officer's Certificate".........................................-14-
         "Opinion of Counsel"............................................-14-
         "Outstanding"...................................................-14-
         "Paying Agent"..................................................-16-
         "Periodic Offering".............................................-16-
         "Permitted Liens"...............................................-16-
         "Person"........................................................-19-
         "Place of Payment"..............................................-19-
         "Pledged Bonds".................................................-19-
         "Predecessor Bond"..............................................-19-
         "Prepaid Lien"..................................................-19-
         "Primary Purposes of the Company's Business"....................-20-
         "Prior Lien"....................................................-20-
         "Property Additions"............................................-20-
         "Redemption Date"...............................................-20-
         "Redemption Price"..............................................-20-
         "Regular Record Date"...........................................-20-
         "Required Currency".............................................-20-
         "Responsible Officer"...........................................-20-
         "Retired Bonds".................................................-20-
         "Special Record Date"...........................................-20-
         "Stated Interest Rate"..........................................-20-
         "Stated Maturity"...............................................-21-
         "Successor Corporation".........................................-21-
         "Tranche".......................................................-21-
         "Trust Indenture Act"...........................................-21-
         "Trustee".......................................................-21-
         "Unbonded"......................................................-21-
         "United States".................................................-21-
         Section 1.02.   Bonded; Funded Cash.............................-21-
         Section 1.03.   Net Earnings Certificate; Adjusted Net

                         Earnings; Annual Interest Requirements..........-23-
         Section 1.04.   Property Additions; Cost........................-25-
         Section 1.05.   Compliance Certificates and Opinions............-29-
         Section 1.06.   Form of Documents Delivered to Trustee..........-30-
         Section 1.07.   Acts of Holders.................................-31-
         Section 1.08.   Notices, Etc. to Trustee and Company............-33-
         Section 1.09.   Notice to Holders of Bonds; Waiver..............-34-
         Section 1.10.   Conflict with Trust Indenture Act...............-34-
         Section 1.11.   Effect of Headings and Table of
                         Contents........................................-34-
         Section 1.12.   Successors and Assigns..........................-35-
         Section 1.13.   Separability Clause.............................-35-
         Section 1.14.   Benefits of Indenture...........................-35-
         Section 1.15.   Governing Law...................................-35-
         Section 1.16.   Legal Holidays..................................-35-
         Section 1.17.   Investment of Cash Held by Trustee..............-36-
         Section 1.18.   Approval of Signers.............................-36-

                                   ARTICLE TWO

                                    BOND FORMS...........................-37-
         Section 2.01.   Forms Generally.................................-37-
         Section 2.02.   Form of Trustee's Certificate of
                         Authentication..................................-37-

                                  ARTICLE THREE

                                    THE BONDS............................-38-
         Section 3.01.   Limit on Amount of Bonds; Issuable in
                         Series..........................................-38-
         Section 3.02.   Denominations...................................-42-
         Section 3.03.   Execution, Dating, Certificate of
                         Authentication..................................-42-
         Section 3.04.   Temporary Bonds.................................-43-
         Section 3.05.   Registration, Registration of Transfer
                         and Exchange....................................-43-
         Section 3.06.   Mutilated, Destroyed, Lost and Stolen
                         Bonds...........................................-45-
         Section 3.07.   Payment of Interest; Interest Rights
                         Preserved.......................................-46-
         Section 3.08.   Persons Deemed Owners...........................-47-
         Section 3.09.   Cancellation by Bond Registrar..................-47-
         Section 3.10.   Computation of Interest.........................-48-
         Section 3.11.   Payment to Be in Proper Currency................-48-

                                  ARTICLE FOUR

                               ISSUANCE OF BONDS.........................-49-
         Section 4.01.   General.........................................-49-
         Section 4.02.   Issuance of Bonds on the Basis of
                         Pledged Bonds...................................-52-
         Section 4.03.   Issuance of Bonds on the Basis of
                         Property Additions..............................-54-
         Section 4.04.   Issuance of Bonds on the Basis of
                         Retired Bonds...................................-57-

         Section 4.05.   Issuance of Bonds upon Deposit of Cash
                         with Trustee....................................-58-

                                  ARTICLE FIVE

                               REDEMPTION OF BONDS.......................-60-
         Section 5.01.   Applicability of Article........................-60-
         Section 5.02.   Election to Redeem; Notice to Trustee...........-60-
         Section 5.03.   Selection of Bonds to Be Redeemed...............-60-
         Section 5.04.   Notice of Redemption............................-61-
         Section 5.05.   Bonds Payable on Redemption Date................-62-
         Section 5.06.   Bonds Redeemed in Part..........................-62-

                                   ARTICLE SIX

                          REPRESENTATIONS AND COVENANTS..................-64-
         Section 6.01.   Payment of Bonds; Lawful Possession;
                         Maintenance of Lien.............................-64-
         Section 6.02.   Maintenance of Office or Agency.................-64-
         Section 6.03.   Money for Bond Payments to Be Held in
                         Trust...........................................-65-
         Section 6.04.   Corporate Existence.............................-66-
         Section 6.05.   Maintenance of Properties.......................-67-
         Section 6.06.   Payment of Taxes; Discharge of Liens............-67-
         Section 6.07.   Insurance.......................................-68-
         Section 6.08.   Recording, Filing, etc..........................-70-
         Section 6.09.   Waiver of Certain Covenants.....................-72-
         Section 6.010.  Statement as to Compliance......................-72-
         Section 6.011.  Use of Trust Moneys and Advances by
                         Trustee.........................................-73-

                                  ARTICLE SEVEN

                 PLEDGED BONDS; ADDITIONAL CLASS "A" MORTGAGES;
                        DISCHARGE OF CLASS "A" MORTGAGE..................-74-
         Section 7.01.   Registration and Ownership of Pledged
                         Bonds...........................................-74-
         Section 7.02.   Payments on Pledged Bonds.......................-74-
         Section 7.03.   Surrender of Pledged Bonds......................-75-
         Section 7.04.   No Transfer of Pledged Bonds....................-75-
         Section 7.05.   Voting of Pledged Bonds.........................-75-
         Section 7.06.   Designation of Additional Class "A"
                         Mortgages.......................................-76-
         Section 7.07.   Discharge of Class "A" Mortgage.................-79-

                                  ARTICLE EIGHT

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY........-84-
         Section 8.01.   Quiet Enjoyment.................................-84-
         Section 8.02.   Dispositions without Release....................-84-
         Section 8.03.   Release of Mortgaged Property if Bonding
                         Ratio Test Satisfied............................-85-
         Section 8.04.   Release of Limited Amount of Mortgaged
                         Property........................................-87-
         Section 8.05.   Release of Mortgaged Property Not

                         Subject to a Class "A" Mortgage.................-88-
         Section 8.06.   Withdrawal or Other Application of
                         Funded Cash.....................................-90-
         Section 8.07.   Release of Property Taken by Eminent
                         Domain, etc.....................................-92-
         Section 8.08.   Alternative Release Provision...................-93-
         Section 8.09.   Disclaimer or Quitclaim.........................-93-
         Section 8.10.   Miscellaneous...................................-94-

                                  ARTICLE NINE

                           SATISFACTION AND DISCHARGE....................-96-
         Section 9.01.   Satisfaction and Discharge of Bonds.............-96-
         Section 9.02.   Satisfaction and Discharge of Indenture.........-98-
         Section 9.03.   Application of Trust Money......................-99-

                                   ARTICLE TEN

                           EVENTS OF DEFAULT; REMEDIES..................-100-
         Section 10.01.  Events of Default..............................-100-
         Section 10.02.  Acceleration of Maturity; Rescission and
                         Annulment......................................-101-
         Section 10.03.  Entry Upon Mortgaged Property..................-102-
         Section 10.04.  Power of Sale; Suits for Enforcement...........-103-
         Section 10.05.  Incidents of Sale..............................-103-
         Section 10.06.  Collection of Indebtedness and Suits for
                         Enforcement by Trustee.........................-104-
         Section 10.07.  Application of Money Collected.................-105-
         Section 10.08.  Receiver.......................................-106-
         Section 10.09.  Trustee May File Proofs of Claim...............-106-
         Section 10.10.  Trustee May Enforce Claims without
                         Possession of Bonds............................-107-
         Section 10.11.  Limitation on Suits............................-107-
         Section 10.12.  Unconditional Right of Holders to
                         Receive Principal, Premium and
                         Interest.......................................-108-
         Section 10.13.  Restoration of Rights and Remedies.............-108-
         Section 10.14.  Rights and Remedies Cumulative.................-108-
         Section 10.15.  Delay or Omission Not Waiver...................-109-
         Section 10.16.  Control by Holders of Bonds....................-109-
         Section 10.17.  Waiver of Past Defaults........................-109-
         Section 10.18.  Undertaking for Costs..........................-110-
         Section 10.19.  Waiver of Appraisement and Other Laws..........-110-
         Section 10.20.  Defaults under Class "A" Mortgages.............-111-

                                 ARTICLE ELEVEN

                                  THE TRUSTEE...........................-112-
         Section 11.01.  Certain Duties and Responsibilities............-112-
         Section 11.02.  Notice of Defaults.............................-112-
         Section 11.03.  Certain Rights of Trustee......................-112-
         Section 11.04.  Not Responsible for Recitals or Issuance
                         of Bonds.......................................-114-
         Section 11.05.  May Hold Bonds.................................-114-
         Section 11.06.  Money Held in Trust............................-114-

         Section 11.07.  Compensation and Reimbursement.................-115-
         Section 11.08.  Disqualification; Conflicting
                         Interests......................................-115-
         Section 11.09.  Corporate Trustee Required;
                         Eligibility....................................-115-
         Section 11.10.  Resignation and Removal; Appointment of
                         Successor......................................-116-
         Section 11.11.  Acceptance of Appointment by Successor.........-118-
         Section 11.12.  Merger, Conversion, Consolidation or
                         Succession to Business.........................-118-
         Section 11.13.  Preferential Collection of Claims
                         Against Company................................-119-
         Section 11.14.  Co-Trustees and Separate Trustees..............-119-
         Section 11.15.  Appointment of Authenticating Agent............-120-

                                 ARTICLE TWELVE

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY........-123-
         Section 12.01.  Lists of Holders; Preservation of
                         Information....................................-123-
         Section 12.02.  Reports by Trustee and Company.................-123-

                                ARTICLE THIRTEEN

                       CONSOLIDATION, MERGER, CONVEYANCE,
                               TRANSFER OR LEASE........................-124-
         Section 13.01.  Company May Consolidate, etc., Only on
                         Certain Terms..................................-124-
         Section 13.02.  Successor Corporation Substituted..............-125-
         Section 13.03.  Extent of Lien Hereof on Property of
                         Successor Corporation..........................-126-
         Section 13.04.  Release of Company upon Conveyance Or
                         Other Transfer.................................-126-
         Section 13.05.  Merger into Company; Extent of Lien
                         Hereof.........................................-126-

                                ARTICLE FOURTEEN

                             SUPPLEMENTAL INDENTURES....................-128-
         Section 14.01.  Supplemental Indentures Without Consent
                         of Holders.....................................-128-
         Section 14.02.  Supplemental Indentures With Consent of
                         Holders........................................-130-
         Section 14.03.  Execution of Supplemental Indentures...........-132-
         Section 14.04.  Effect of Supplemental Indentures..............-132-
         Section 14.05.  Conformity With Trust Indenture Act............-133-
         Section 14.06.  Reference in Bonds to Supplemental
                         Indentures.....................................-133-

                                 ARTICLE FIFTEEN

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING..........-134-
         Section 15.01.  Purposes for Which Meetings May be
                         Called.........................................-134-
         Section 15.02.  Call, Notice and Place of Meetings.............-134-

         Section 15.03.  Persons Entitled to Vote at Meetings;
                         Record Date....................................-135-
         Section 15.04.  Quorum; Action.................................-135-
         Section 15.05.  Attendance at Meetings; Determination of
                         Voting Rights; Conduct and Adjournment
                         of Meetings....................................-136-
         Section 15.06.  Counting Votes and Recording Action of
                         Meetings.......................................-137-
         Section 15.07.  Action Without Meeting.........................-138-

                                 ARTICLE SIXTEEN

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS.........................-139-
         Section 16.01.  Liability Solely Corporate.....................-139-

Exhibit A


                   Lands and Interests in Land Subject to the
                       Lien of and Referenced in the 1930
                        Mortgage and Supplements Thereto................-141-

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----

GRANTING CLAUSE FIRST.................................................... 1

GRANTING CLAUSE SECOND................................................... 2

GRANTING CLAUSE THIRD.................................................... 2

GRANTING CLAUSE FOURTH................................................... 2

EXCEPTED PROPERTY........................................................ 3

TRUST    ................................................................ 5

COVENANT ................................................................ 5

                                   ARTICLE ONE

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......... 7
         Section 1.01.   General Definitions............................. 7
         "Act"    ....................................................... 7
         "Adjusted Net Earnings"......................................... 7
         "Affiliate"..................................................... 8
         "Annual Interest Requirements".................................. 8
         "Appraiser"..................................................... 8
         "Appraiser's Certificate"....................................... 8
         "Authenticating Agent".......................................... 8
         "Authorized Executive Officer".................................. 8
         "Authorized Publication"........................................ 8
         "Authorized Purposes"........................................... 9
         "Board of Directors"............................................ 9
         "Board Resolution".............................................. 9
         "Bonded" ....................................................... 9
         "Bond Register" and "Bond Registrar"............................ 9
         "Bonds"  ....................................................... 9
         "Business Day".................................................. 9
         "Class "A" Bonds"............................................... 9
         "Class "A" Mortgage"............................................ 9
         "Commission".................................................... 9
         "Company"...................................................... 10
         "Company Order" or "Company Request"........................... 10
         "Corporate Trust Office"....................................... 10
         "Cost"   ...................................................... 10
         "Customary Exceptions"......................................... 10
         "Defaulted Interest"........................................... 10

         "Discount Bond"................................................ 10
         "Dollar" or "$"................................................ 10
         "Eligible Obligations"......................................... 10
         "Engineer"..................................................... 11
         "Engineer's Certificate"....................................... 11
         "Event of Default"............................................. 11
         "Excepted Property"............................................ 11
         "Fair Value"................................................... 11
         "Funded Cash".................................................. 11
         "Generally Accepted Accounting Principles"..................... 12
         "Governmental Authority"....................................... 12
         "Government Obligations"....................................... 12
         "Holder" ...................................................... 12
         "Indenture".................................................... 12
         "Independent".................................................. 13
         "Independent Engineer's Certificate"........................... 13
         "Interest Payment Date"........................................ 13
         "Investment Securities"........................................ 13
         "Lien"   ...................................................... 14
         "Matured Event of Default"..................................... 14
         "Maturity"..................................................... 14
         "Mortgaged Property"........................................... 14
         "Net Earnings Certificate"..................................... 14
         "1930 Mortgage"................................................ 14
         "Officer's Certificate"........................................ 14
         "Opinion of Counsel"........................................... 14
         "Outstanding".................................................. 14
         "Paying Agent"................................................. 16
         "Periodic Offering"............................................ 16
         "Permitted Liens".............................................. 16
         "Person" ...................................................... 19
         "Place of Payment"............................................. 19
         "Pledged Bonds"................................................ 19
         "Predecessor Bond"............................................. 19
         "Prepaid Lien"................................................. 19
         "Primary Purposes of the Company's Business"................... 20
         "Prior Lien"................................................... 20
         "Property Additions"........................................... 20
         "Redemption Date".............................................. 20
         "Redemption Price"............................................. 20
         "Regular Record Date".......................................... 20
         "Required Currency"............................................ 20
         "Responsible Officer".......................................... 20
         "Retired Bonds"................................................ 20
         "Special Record Date".......................................... 20
         "Stated Interest Rate"......................................... 20
         "Stated Maturity".............................................. 21
         "Successor Corporation"........................................ 21
         "Tranche"...................................................... 21
         "Trust Indenture Act".......................................... 21
         "Trustee"...................................................... 21
         "Unbonded"..................................................... 21
         "United States"................................................ 21
         Section 1.02.   Bonded; Funded Cash............................ 21
         Section 1.03.   Net Earnings Certificate; Adjusted Net

                         Earnings; Annual Interest Requirements......... 23
         Section 1.04.   Property Additions; Cost....................... 25
         Section 1.05.   Compliance Certificates and Opinions........... 29
         Section 1.06.   Form of Documents Delivered to Trustee......... 30
         Section 1.07.   Acts of Holders................................ 31
         Section 1.08.   Notices, Etc. to Trustee and Company........... 33
         Section 1.09.   Notice to Holders of Bonds; Waiver............. 34
         Section 1.10.   Conflict with Trust Indenture Act.............. 34
         Section 1.11.   Effect of Headings and Table of
                         Contents....................................... 34
         Section 1.12.   Successors and Assigns......................... 35
         Section 1.13.   Separability Clause............................ 35
         Section 1.14.   Benefits of Indenture.......................... 35
         Section 1.15.   Governing Law.................................. 35
         Section 1.16.   Legal Holidays................................. 35
         Section 1.17.   Investment of Cash Held by Trustee............. 36
         Section 1.18.   Approval of Signers............................ 36

                                   ARTICLE TWO

                                   BOND FORMS

         Section 2.01.   Forms Generally................................ 37
         Section 2.02.   Form of Trustee's Certificate of
                         Authentication................................. 37

                                  ARTICLE THREE

                                    THE BONDS

         Section 3.01.   Limit on Amount of Bonds; Issuable in
                         Series......................................... 38
         Section 3.02.   Denominations.................................. 42
         Section 3.03.   Execution, Dating, Certificate of
                         Authentication................................. 42
         Section 3.04.   Temporary Bonds................................ 43
         Section 3.05.   Registration, Registration of Transfer
                         and Exchange................................... 43
         Section 3.06.   Mutilated, Destroyed, Lost and Stolen
                         Bonds.......................................... 45
         Section 3.07.   Payment of Interest; Interest Rights
                         Preserved...................................... 46
         Section 3.08.   Persons Deemed Owners.......................... 47
         Section 3.09.   Cancellation by Bond Registrar................. 47
         Section 3.10.   Computation of Interest........................ 48
         Section 3.11.   Payment to Be in Proper Currency............... 48

                                  ARTICLE FOUR

                                ISSUANCE OF BONDS

         Section 4.01.   General........................................ 49
         Section 4.02.   Issuance of Bonds on the Basis of
                         Pledged Bonds.................................. 52

         Section 4.03.   Issuance of Bonds on the Basis of
                         Property Additions............................. 54
         Section 4.04.   Issuance of Bonds on the Basis of
                         Retired Bonds.................................. 57
         Section 4.05.   Issuance of Bonds upon Deposit of Cash
                         with Trustee................................... 58

                                  ARTICLE FIVE

                               REDEMPTION OF BONDS

         Section 5.01.   Applicability of Article....................... 60
         Section 5.02.   Election to Redeem; Notice to Trustee.......... 60
         Section 5.03.   Selection of Bonds to Be Redeemed.............. 60
         Section 5.04.   Notice of Redemption........................... 61
         Section 5.05.   Bonds Payable on Redemption Date............... 62
         Section 5.06.   Bonds Redeemed in Part......................... 62

                                   ARTICLE SIX

                          REPRESENTATIONS AND COVENANTS

         Section 6.01.   Payment of Bonds; Lawful Possession;
                         Maintenance of Lien............................ 64
         Section 6.02.   Maintenance of Office or Agency................ 64
         Section 6.03.   Money for Bond Payments to Be Held in
                         Trust.......................................... 65
         Section 6.04.   Corporate Existence............................ 66
         Section 6.05.   Maintenance of Properties...................... 67
         Section 6.06.   Payment of Taxes; Discharge of Liens........... 67
         Section 6.07.   Insurance...................................... 68
         Section 6.08.   Recording, Filing, etc......................... 70
         Section 6.09.   Waiver of Certain Covenants.................... 72
         Section 6.10.   Statement as to Compliance..................... 72
         Section 6.11.   Use of Trust Moneys and Advances by
                         Trustee........................................ 73
         Section 6.12.  Limited Issuance of Class "A" Bonds............. 72

                                  ARTICLE SEVEN

                 PLEDGED BONDS; ADDITIONAL CLASS "A" MORTGAGES;
                         DISCHARGE OF CLASS "A" MORTGAGE

         Section 7.01.   Registration and Ownership of Pledged
                         Bonds........................................... 74
         Section 7.02.   Payments on Pledged Bonds....................... 74
         Section 7.03.   Surrender of Pledged Bonds...................... 75
         Section 7.04.   No Transfer of Pledged Bonds.................... 75
         Section 7.05.   Voting of Pledged Bonds......................... 75
         Section 7.06.   Designation of Additional Class "A"
                         Mortgages....................................... 76
         Section 7.07.   Discharge of Class "A" Mortgage................. 73

                                  ARTICLE EIGHT

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

         Section 8.01.   Quiet Enjoyment................................. 84
         Section 8.02.   Dispositions without Release.................... 84
         Section 8.03.   Release of Mortgaged Property if
                         Bonding Ratio Test Satisfied.................... 85
         Section 8.04.   Release of Limited Amount of Mortgaged
                         Property........................................ 87
         Section 8.05.   Release of Mortgaged Property Not
                         Subject to a Class "A" Mortgage................. 88
         Section 8.06.   Withdrawal or Other Application of
                         Funded Cash..................................... 90
         Section 8.07.   Release of Property Taken by Eminent
                         Domain, etc..................................... 92
         Section 8.08.   Alternative Release Provision................... 93
         Section 8.09.   Disclaimer or Quitclaim......................... 93
         Section 8.10.   Miscellaneous................................... 94

                                  ARTICLE NINE

                           SATISFACTION AND DISCHARGE

         Section 9.01.   Satisfaction and Discharge of Bonds............. 96
         Section 9.02.   Satisfaction and Discharge of
                         Indenture....................................... 98
         Section 9.03.   Application of Trust Money...................... 99

                                   ARTICLE TEN

                           EVENTS OF DEFAULT; REMEDIES

         Section 10.01.  Events of Default.............................. 100
         Section 10.02.  Acceleration of Maturity; Rescission and
                         Annulment...................................... 101
         Section 10.03.  Entry Upon Mortgaged Property.................. 102
         Section 10.04.  Power of Sale; Suits for Enforcement........... 103
         Section 10.05.  Incidents of Sale.............................. 103
         Section 10.06.  Collection of Indebtedness and Suits for
                         Enforcement by Trustee......................... 104
         Section 10.07.  Application of Money Collected................. 105
         Section 10.08.  Receiver....................................... 106
         Section 10.09.  Trustee May File Proofs of Claim............... 106
         Section 10.10.  Trustee May Enforce Claims without
                         Possession of Bonds............................ 107
         Section 10.11.  Limitation on Suits............................ 107
         Section 10.12.  Unconditional Right of Holders to
                         Receive Principal, Premium and
                         Interest....................................... 108
         Section 10.13.  Restoration of Rights and Remedies............. 108
         Section 10.14.  Rights and Remedies Cumulative................. 108
         Section 10.15.  Delay or Omission Not Waiver................... 109
         Section 10.16.  Control by Holders of Bonds.................... 109
         Section 10.17.  Waiver of Past Defaults........................ 109

         Section 10.18.  Undertaking for Costs.......................... 110
         Section 10.19.  Waiver of Appraisement and Other Laws.......... 110
         Section 10.20.  Defaults under Class "A" Mortgages............. 111

                                 ARTICLE ELEVEN

                                   THE TRUSTEE

         Section 11.01.  Certain Duties and Responsibilities............ 112
         Section 11.02.  Notice of Defaults............................. 112
         Section 11.03.  Certain Rights of Trustee...................... 112
         Section 11.04.  Not Responsible for Recitals or Issuance
                         of Bonds....................................... 114
         Section 11.05.  May Hold Bonds................................. 114
         Section 11.06.  Money Held in Trust............................ 114
         Section 11.07.  Compensation and Reimbursement................. 115
         Section 11.08.  Disqualification; Conflicting
                         Interests...................................... 115
         Section 11.09.  Corporate Trustee Required;
                         Eligibility.................................... 115
         Section 11.10.  Resignation and Removal; Appointment
                         of Successor................................... 116
         Section 11.11.  Acceptance of Appointment by Successor......... 118
         Section 11.12.  Merger, Conversion, Consolidation or
                         Succession to Business......................... 118
         Section 11.13.  Preferential Collection of Claims
                         Against Company................................ 119
         Section 11.14.  Co-Trustees and Separate Trustees.............. 119
         Section 11.15.  Appointment of Authenticating Agent............ 120

                                 ARTICLE TWELVE

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY

         Section 12.01.  Lists of Holders; Preservation of
                         Information.................................... 123
         Section 12.02.  Reports by Trustee and Company................. 123

                                ARTICLE THIRTEEN

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

         Section 13.01.  Company May Consolidate, etc., Only on
                         Certain Terms.................................. 124
         Section 13.02.  Successor Corporation Substituted.............. 125
         Section 13.03.  Extent of Lien Hereof on Property of
                         Successor Corporation.......................... 126
         Section 13.04.  Release of Company upon Conveyance Or
                         Other Transfer................................. 126
         Section 13.05.  Merger into Company; Extent of Lien
                         Hereof......................................... 126

                                ARTICLE FOURTEEN



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                             SUPPLEMENTAL INDENTURES

         Section 14.01.  Supplemental Indentures Without Consent
                         of Holders..................................... 128
         Section 14.02.  Supplemental Indentures With Consent
                         of Holders..................................... 130
         Section 14.03.  Execution of Supplemental Indentures........... 132
         Section 14.04.  Effect of Supplemental Indentures.............. 132
         Section 14.05.  Conformity With Trust Indenture Act............ 133
         Section 14.06.  Reference in Bonds to Supplemental
                         Indentures..................................... 133

                                 ARTICLE FIFTEEN

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

         Section 15.01.  Purposes for Which Meetings May be
                         Called.  ...................................... 134
         Section 15.02.  Call, Notice and Place of Meetings............. 134
         Section 15.03.  Persons Entitled to Vote at Meetings;
                         Record Date.................................... 135
         Section 15.04.  Quorum; Action................................. 135
         Section 15.05.  Attendance at Meetings; Determination of
                         Voting Rights; Conduct and Adjournment
                         of Meetings.................................... 136
         Section 15.06.  Counting Votes and Recording Action of
                         Meetings....................................... 137
         Section 15.07.  Action Without Meeting......................... 138

                                 ARTICLE SIXTEEN

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

         Section 16.01.  Liability Solely Corporate..................... 139


Exhibit A - Lands and Interests in Land Subject to the
  Lien of and Referenced in the 1930 Mortgage and
  Supplements Thereto................................................... 141



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